UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARVELL TECHNOLOGY GROUP LTD.

May 19, 2011

Dear Fellow Shareholders:

You are cordially invited to attend the 2011 annual general meeting of shareholders of Marvell Technology Group Ltd., a Bermuda company, scheduled to be held at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, June 28, 2011 at 5:30 p.m. Pacific time.

As described in the accompanying notice of annual general meeting of shareholders and proxy statement, shareholders will be asked to (1) vote on the election of three directors, each for a term of one year; (2) conduct an advisory (non-binding) vote on executive compensation; (3) conduct an advisory (non-binding) vote on the frequency of holding an advisory shareholder vote on executive compensation; (4) approve the reduction of our share premium account by transferring $3.1 billion to our contributed surplus account; (5) approve an amendment and restatement of the 2007 Director Stock Incentive Plan to change the vesting schedule of full-value awards and require prior shareholder approval of an exchange program or a buyout; and (6) re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2012. Directors and executive officers will be present at the annual general meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are pleased to furnish these proxy materials to shareholders over the Internet rather than in paper form. We believe these rules allow us to provide our shareholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and our carbon footprint.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the annual general meeting, please submit your proxy as soon as possible. On or about May 19, 2011, we mailed our shareholders a notice containing instructions on how to access our proxy materials and submit their proxy electronically over the Internet. The notice also included instructions on how you can receive a paper copy of your proxy materials, including the notice of the annual general meeting, proxy statement and proxy card. If you received your proxy materials by mail, the notice of the annual general meeting, proxy statement and proxy card from our board of directors were enclosed. If you received your proxy materials via e-mail, the e-mail contained voting instructions and links to our proxy materials on the Internet.

All shareholders of record on May 10, 2011 are invited to attend the annual general meeting. Only shareholders and persons holding proxies from shareholders may attend the meeting. If you are a shareholder of record, please bring a form of personal identification to be admitted to the meeting. If your shares are held in the name of your broker, bank or other nominee and you plan to attend the meeting, you must present proof of your beneficial ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

On behalf of our board of directors and all of our employees, I wish to thank you for your continued support.

Sincerely,

/s/ Dr. Sehat Sutardja

DR. SEHAT SUTARDJA

Chairman of the Board,

President and Chief Executive Officer

MARVELL TECHNOLOGY GROUP LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On June 28, 2011

The 2011 annual general meeting of shareholders of Marvell Technology Group Ltd., a Bermuda company, is scheduled to be held on June 28, 2011, at 5:30 p.m. Pacific time. The annual general meeting of shareholders (the “annual general meeting”) will take place at Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054.

The purposes of the annual general meeting are:

1. To elect three directors, who will hold office for a one-year term until the 2012 annual general meeting of shareholders or until their respective successors are duly elected;

2. To conduct an advisory (non-binding) vote on executive compensation;

3. To conduct an advisory (non-binding) vote on the frequency of holding an advisory shareholder vote on executive compensation;

4. To approve the reduction of our share premium account by transferring $3.1 billion to our contributed surplus account;

5. To approve an amendment and restatement of the 2007 Director Stock Incentive Plan to change the vesting schedule of full-value awards and require prior shareholder approval of an exchange program or a buyout; and

6. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2012.

If any other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

We will also lay before the meeting our audited financial statements for the fiscal year ended January 29, 2011 pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and our Third Amended and Restated Bye-Laws.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of annual general meeting. None of the proposals requires the approval of any other proposal to become effective.

We have established the close of business on May 10, 2011 as the record date for determining those shareholders entitled to notice of and to vote at the annual general meeting or any adjournment or postponement thereof. Only holders of common shares, par value $0.002 per share, as of the record date are entitled to notice of and to vote at the annual general meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend the annual general meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. If you attend the annual general meeting and desire to vote in person, your proxy will not be used.

Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the annual general meeting in person, it is important that your shares be represented and voted at the annual general meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail, e-mail or that are provided via the Internet.

This notice incorporates the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dr. Sehat Sutardja

DR. SEHAT SUTARDJA

Chairman of the Board of Directors,

President and Chief Executive Officer

Santa Clara, California

May 19, 2011

Page
Introduction	1

Information Regarding the Annual General Meeting	1

Questions and Answers about our Annual General Meeting	2

Presentation of Financial Statements	8

Proposal No. 1: Election of Directors	9

Board of Directors and Committees of the Board	10

Executive Compensation Committee Interlocks and Insider Participation	22

Executive Compensation	23

Security Ownership Of Certain Beneficial Owners And Management	52

Related Party Transactions	54

Report of the Audit Committee	56

Proposal No. 2: Advisory Vote on Executive Compensation	58

Proposal No. 3: Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	60

Proposal No. 4: Reduction of our Share Premium Account by Transferring $3.1 Billion to our Contributed Surplus Account	61

Proposal No. 5: Amendment and Restatement of the 2007 Director Stock Incentive Plan	63

Proposal No. 6: Re-Appointment Of Auditors And Independent Registered Public Accounting Firm, And Authorization Of The Audit Committee To Fix Remuneration	70

Information Concerning Independent Registered Public Accounting Firm	70

Future Shareholder Proposals and Nominations for the 2012 Annual General Meeting	72

Section 16(a) Beneficial Ownership Reporting Compliance	72

Other Matters	73

Annual Report on Form 10-K	73

Annex A — Amended and Restated 2007 Director Stock Incentive Plan	A-1

MARVELL TECHNOLOGY GROUP LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

June 28, 2011

INTRODUCTION

These proxy materials are furnished in connection with the solicitation by the board of directors of Marvell Technology Group Ltd., a Bermuda company, of proxies for use at our 2011 annual general meeting of shareholders (referred to herein as the “annual general meeting” or the “meeting”) scheduled to be held at 5:30 p.m. Pacific time on June 28, 2011 at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054.

INFORMATION REGARDING THE ANNUAL GENERAL MEETING

General

This proxy statement has information about the meeting and was prepared by our management for the board of directors of Marvell Technology Group Ltd. This proxy statement is being made available on or about May 19, 2011. Each member of our board of directors supports each action for which your vote is solicited.

Your board of directors asks you to appoint Sehat Sutardja, Ph.D., our Chairman, President and Chief Executive Officer, and Clyde R. Hosein, our Chief Financial Officer and Secretary, as your proxy holders to vote your shares at the meeting. You make this appointment by properly completing the enclosed proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.

We maintain our registered office in Bermuda at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. Our telephone number in Bermuda is (441) 296-6395. The mailing address of our business offices in Bermuda is Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda.

Record Date and Shares Outstanding

The record date for the annual general meeting has been set as the close of business on May 10, 2011. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the record date, there were 611,317,758 issued common shares, par value $0.002 per share (“common shares” or “shares”). Each issued common share is entitled to one vote on the proposals to be voted on at the meeting. Shares held as of the record date include common shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

In this proxy statement, we sometimes refer to our group holding company, Marvell Technology Group Ltd., as “we,” “us,” “our” or “Marvell.” In this proxy statement, we refer to the fiscal year ended February 2, 2008 as fiscal 2008, the fiscal year ended January 31, 2009 as fiscal 2009, the fiscal year ended January 30, 2010 as fiscal 2010, the fiscal year ended January 29, 2011 as fiscal 2011 and the fiscal year ending January 28, 2012 as fiscal 2012.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL GENERAL MEETING

Q: Why am I receiving these materials?

A: We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the 2011 annual general meeting of shareholders to be held at 5:30 p.m. Pacific time on June 28, 2011. These materials were first sent or given to shareholders on or about May 19, 2011. You are invited to attend the annual general meeting and are requested to vote on the proposals described in this proxy statement.

Q: What is included in these proxy materials?

A: These proxy materials include:

•	Our proxy statement for the annual general meeting of shareholders

•	A Shareholder Letter from our Chairman

•	Our Annual Report on Form 10-K for the year ended January 29, 2011, dated March 25, 2011 and as filed with the U.S. Securities and Exchange Commission (“SEC”)

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the annual general meeting.

Q: What proposals will be considered at the meeting?

A: The specific proposals to be considered and acted upon at the annual general meeting are summarized in the accompanying Notice of Annual General Meeting of Shareholders and include (1) the election of three directors, who will hold office for a one-year term until the 2012 annual general meeting of shareholders or until their successors are duly elected (see “Proposal No. 1: Election of Directors” at page 9 of this proxy statement); (2) an advisory (non-binding) vote to approve compensation of our named executive officers (see “Proposal No. 2: Advisory Vote on Executive Compensation” at page 58 of this proxy statement); (3) an advisory (non-binding) vote on the frequency of holding an advisory shareholder vote on executive compensation (see “Proposal No. 3: Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation” at page 60 of this proxy statement); (4) the approval of the reduction of our share premium account by transferring $3.1 billion to our contributed surplus account (see “Proposal No. 4: Reduction of our Share Premium Account by Transferring $3.1 Billion to our Contributed Surplus Account” at page 61 of this proxy statement); (5) the approval of an amendment and restatement of the 2007 Director Stock Incentive Plan (the “2007 Director Plan”) to change the vesting schedule of full-value awards and require prior shareholder approval of an exchange program or a buyout (see “Proposal No. 5: Amendment and Restatement of the 2007 Director Stock Incentive Plan” at page 63 of this proxy statement); and (6) the re-appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2012 (see “Proposal No. 6: Re-appointment of Auditors and Independent Registered Public Accounting Firm, and Authorization of the Audit Committee to Fix Remuneration” at page 70 of this proxy statement).

If any other matters properly come before the meeting or any adjournment or postponement of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

In addition, in accordance with Section 84 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”) and Bye-Law 73 of the Third Amended and Restated Bye-Laws (the “Bye-Laws”), our audited financial statements for the fiscal year ended January 29, 2011 will be presented at the annual general meeting. These statements have been approved by our board of directors. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

Q: How does the board of directors recommend that I vote on the proposals?

A: At the annual general meeting, our board of directors unanimously recommends our shareholders vote:

1.	FOR the election of three director nominees listed in Proposal No. 1, who will hold office for a one-year term until the 2012 annual general meeting of shareholders or until their respective successors are duly elected (see Proposal No. 1);

2.	FOR the approval, on an advisory and non-binding basis, of executive compensation, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures (see Proposal No. 2);

3.	FOR the approval, on an advisory and non-binding basis, of the option of once every year as the frequency of holding an advisory shareholder vote on executive compensation (see Proposal No. 3);

4.	FOR the approval of the reduction of our share premium account by transferring $3.1 billion to our contributed surplus account (see Proposal No. 4);

5.	FOR the approval of an amendment and restatement of the 2007 Director Plan to change the vesting schedule of full-value awards and require prior shareholder approval of an exchange program or a buyout (see Proposal No. 5); and

6.	FOR the re-appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2012 (see Proposal No. 6).

If any other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials instead of a paper copy of proxy materials?

A: The SEC has adopted rules to allow proxy materials to be posted on the Internet and to provide only a Notice of Internet Availability of Proxy Materials to shareholders. We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. All shareholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis. The Notice also instructs you on how to submit your proxy electronically over the Internet or by mail.

Q: How can I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View the proxy materials for the annual general meeting on the Internet; and

•	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on our website at the investor relations page of our website at www.marvell.com or by going to www.marvellproxy.com.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual general meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Who can vote?

A: The record date for the annual general meeting has been set as the close of business on May 10, 2011. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the record date, there were 611,317,758 common shares outstanding. Each share outstanding is entitled to one vote on the proposals to be voted on at the meeting. There is no cumulative voting in the election of directors. Shares held as of the record date include shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q: What should I do now to vote?

A: You may vote your shares either by voting in person at the meeting or by submitting a completed proxy. The meeting will take place on June 28, 2011. After carefully reading and considering the information contained in this proxy statement including the documents attached hereto, please follow the instructions as summarized below depending on whether you are a shareholder of record or the beneficial owner of shares held in “street name.” Most of our shareholders hold their shares through a broker, bank or other nominee in “street name” rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.

Q: If I am a shareholder of record, how do I vote my shares?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares and the Notice was sent directly to you. There are four ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the annual general meeting. We will provide you a ballot when you arrive.

•	Via the Internet. You may submit your proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. You may submit your proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may submit your proxy by filling out the proxy card and sending it back in the envelope provided.

Please be aware that if you issue a proxy or give voting instructions over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Q: If my shares are held in “street name” by my broker, bank or other nominee, how do I vote my shares?

A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice will either be forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you must direct your broker, bank or other nominee on how to vote. Please follow the voting instructions in the materials sent to you.

Q: What happens if I do not cast a vote?

A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of record — If you are a shareholder of record and you do not cast your vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the annual general meeting. However, if you sign and return the proxy card with no further instructions, the proxy holders will vote your shares in the manner recommended by our board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual general meeting. With regard to Proposals No. 1 through Proposal No. 6, a shareholder may also abstain from voting. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstention votes have the same effect as an “against” vote with respect to the election of directors (Proposal No. 1). Abstentions will have no effect on the outcome of the vote for all other proposals.

Beneficial owners — If you hold your shares in “street name” it is critical that you cast your vote if you want it to count in the election of directors (Proposal No. 1), approval of executive compensation (Proposal No. 2) and approval of frequency of executive compensation votes (Proposal No. 3). The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder.

In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker, bank or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Beginning with last year’s meeting, regulations changed to take away the ability of your broker, bank or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis or on matters pertaining to executive compensation. Thus, if you hold your shares in “street name” and you do not instruct your broker, bank or other nominee how to vote in the election of directors (Proposal No. 1) or with respect to votes related to executive compensation (Proposal Nos. 2 and 3), no votes will be cast on your behalf.

The proposals at the annual general meeting to approve to approve a reduction of our share premium account (Proposal No. 4), to approve an amendment and restatement of the 2007 Director Plan (Proposal No. 5) and to appoint PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2012 (Proposal No. 6) are considered routine matters for which brokerage firms may vote unvoted shares. The election of directors (Proposal No. 1), proposals to approve on an advisory basis executive compensation (Proposal No. 2) and to recommend the frequency of executive compensation votes (Proposal No. 3) are not considered routine matters for which brokerage firms may vote unvoted shares and it is important to us that you affirmatively vote for Proposal No. 1 through Proposal No. 3.

Q: How are votes counted?

A: Each share will be entitled to one vote. There is no cumulative voting in the election of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will count the votes, determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

Q: What if I plan to attend the meeting in person?

A: To help ensure your shares are voted, we recommend that you submit your proxy or voting instruction form anyway. If you are a shareholder of record, please bring a form of personal identification to be admitted to the meeting. If your shares are held in the name of your broker, bank or other nominee and you plan to attend the meeting, you must present proof of your beneficial ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

Q: How can I change my instructions after I have submitted a proxy?

A: Subject to any rules your broker, bank or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the annual general meeting. You may submit another proxy on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual general meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual general meeting and voting in person.

Q: What if other matters come up at the meeting?

A: The matters described in this proxy statement are the only matters that we know will be voted on at the meeting. If any other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: What quorum is required for action at the meeting?

A: The presence, in person or by proxy, of two or more persons holding a majority of the voting power of the shares issued and entitled to vote is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the annual general meeting, the meeting will stand adjourned for one week or otherwise as may be determined by our board of directors in accordance with our Bye-Laws in order to permit the further solicitation of proxies.

Q: What vote is required to approve each proposal?

A: Proposal No. 1: The nominees for director receiving the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting will be elected as directors to serve until the next annual general meeting of shareholders and/or until their successors are duly elected. Abstention votes have the same effect as an “against” vote with respect to the election of directors and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Proposal No. 2: Our shareholders will have an advisory (non-binding) vote on executive compensation as described in this proxy statement, which requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal. The vote is advisory and therefore not binding on our board of directors; however, the board of directors and the executive compensation committee will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

Proposal No. 3: Our shareholders will have an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation. Shareholders may vote for such advisory votes to occur every one, two or three years, or may abstain from voting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal. The advisory vote on the frequency of holding an advisory vote on executive compensation receiving the greatest number of votes cast will be considered the frequency selected by shareholders. The vote is advisory and therefore not binding on our board of directors; however, the board of directors and the executive compensation committee will consider the result of the vote in determining the frequency of future advisory votes on executive compensation.

Proposal No. 4: Approval of the reduction of our share premium account by transferring $3.1 billion to our contributed surplus account requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Proposal No. 5: Approval of the amendment and restatement of the 2007 Director Plan requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Proposal No. 6: Appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2012, requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Q: Does any shareholder own a majority of our shares?

A: No.

Q: What does it mean if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A: If you receive more than one Notice, more than one e-mail or more than one paper copy of the proxy materials, it means that you have multiple accounts with brokers or our transfer agent (the “Transfer Agent”). Please vote all of these shares. To instruct for all of your shares to be voted by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and do so for all shares represented by each Notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails). We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.

Q: May shareholders ask questions at the annual general meeting?

A: Yes. Representatives of Marvell will answer shareholders’ questions of general interest following the formal agenda of the annual general meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

Q: Who is making and paying for this proxy solicitation?

A: This proxy is solicited on behalf of our board of directors. We will pay the cost of distributing this proxy statement and related materials. We have hired Georgeson, Inc. to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $7,000, plus an additional fee per shareholder for shareholder solicitations. We will bear the cost of soliciting proxies. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. To the extent necessary in order to ensure sufficient representation at the meeting, we or our proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q: How can I find out the results of the voting at the annual general meeting?

A: Preliminary voting results will be announced at the meeting. Final voting results will be published in our Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Q: Whom should I call if I have questions about the annual general meeting?

A: You should contact either of the following:

Sukhi Nagesh

Vice President, Investor Relations

Marvell Semiconductor, Inc.

5488 Marvell Lane

Santa Clara, CA 95054

Fax: (408) 222-1917

Phone: (408) 222-8373

or

The proxy solicitor:

Georgeson, Inc.

199 Water Street, 26th Floor

New York, NY 10038

Fax: (212) 440-9009

Phone: (212) 440-9800

or toll-free (within the United States) (888) 505-9118

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act and Bye-Law 73 of the Bye-Laws, our audited financial statements for the fiscal year ended January 29, 2011 will be presented at the annual general meeting. These statements have been approved by our board of directors. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Nominees

The Bye-Laws provide for not less than two directors or such number in excess thereof as our board of directors may determine. The number of directors is currently fixed at seven and there are currently seven members serving on our board of directors.

At our 2010 annual general meeting of shareholders, our shareholders approved a proposal to declassify the board of directors effective for the 2011 annual general meeting of shareholders, which will be phased-in for current members as their current terms expire. Each director elected at and after this annual general meeting will serve a one year term and will be required to stand for reelection at each annual general meeting of the shareholders thereafter. Previously, our board of directors was divided into three classes and served staggered three year terms. Continuing directors elected prior to this annual general meeting will serve the remainder of their staggered terms. Assuming that each of the current directors remains on our board of directors, the following table sets forth when each current director will be required to stand for reelection:

2011 Annual General Meeting	2012 Annual General Meeting	2013 Annual General Meeting and thereafter
Kuo Wei (Herbert) Chang Dr. Juergen Gromer Arturo Krueger	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Arturo Krueger Dr. Pantas Sutardja Dr. Sehat Sutardja	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Dr. Ta-lin Hsu Dr. John G. Kassakian Arturo Krueger Dr. Pantas Sutardja Dr. Sehat Sutardja

Our director nominees for the 2011 annual general meeting are Kuo Wei (Herbert) Chang, Dr. Juergen Gromer and Arturo Krueger. Biographical information for the nominees can be found beginning on page 10 of this proxy statement. We have been advised that each of our nominees and continuing directors are willing to be named as such herein and each of the nominees is willing to serve as a director if elected. However, if one or more of Mr. Chang, Dr. Gromer or Mr. Krueger should be unable to serve as director, the proxy holders may vote for a substitute nominee recommended by the nominating and governance committee and approved by our board of directors.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the nominees for director identified above.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the election of each such nominee. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions are included in the calculation of votes cast and will have the same effect as an “against” vote with respect to the election of such director. Broker non-votes will be entirely excluded from the vote and will have no effect on the outcome. If the proposal for the appointment of a director nominee does not receive the required affirmative vote of a simple majority of the votes cast, then the director will not be appointed and the position on our board of directors that would have been filled by the director nominee will become vacant. Our board of directors has the ability to fill the vacancy upon the recommendation of the nominating and governance committee, in accordance with the Bye-Laws, with that director subject to election by our shareholders at the next following annual general meeting of shareholders.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Directors and Nominees

The following table sets forth information with respect to our directors, including each of our nominees, as of April 29, 2011. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our board of directors. Finally, we value their significant experience on other public company boards of directors and board committees.

Name of Director or Nominee	Age	Term Expires	Background
Sehat Sutardja, Ph.D.	49	2012

Dr. Sehat Sutardja, one of our co-founders, has served as the President, Chief Executive Officer and Co-Chairman of our board of directors since our inception in 1995, and Chairman of our board of directors since 2003. Dr. Sehat Sutardja holds one private company directorship. Dr. Sehat Sutardja is widely regarded as one of the pioneers of the modern semiconductor age. His breakthrough designs and guiding vision have helped transform numerous industry segments, from data storage to the high performance, low power chips now driving the growing global markets for mobile computing and telephony. His lifetime passion for electronics began early; he became a certified radio repair technician at age 13 and electronics have been a major part of his life ever since. Dr. Sehat Sutardja has been deeply involved in the daily challenges of running a global growth company for many years and participates heavily in our engineering and marketing efforts across analog, video processor and microprocessor design, while offering input across all of our other product lines. It is this understanding of our employees and products that have positioned him well to serve as our Chairman, President and Chief Executive Officer and as a director.

Dr. Sehat Sutardja holds a BS from Iowa State University, and a MS and Ph.D. in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sehat Sutardja was elected as a Fellow to the IEEE in 2007 and holds over 150 U.S. patents. Dr. Sehat Sutardja is the brother of Dr. Pantas Sutardja.

Pantas Sutardja, Ph.D.	48	2012

Dr. Pantas Sutardja, one of our co-founders, has served as Vice President and a director since our inception 1995. Dr. Pantas Sutardja was appointed Chief Technology Officer in 2000 and Chief Research and Development Officer in August 2007. Dr. Pantas Sutardja served as our Acting Chief Operating Officer from September 2007 until June 2008. Dr. Pantas Sutardja has served as a director and executive officer of Marvell since our inception. Dr. Pantas Sutardja has over two decades of experience in the semiconductor industry and continues to be a valuable contributor to our board of directors.

Dr. Pantas Sutardja holds a BS, MS and Ph.D. in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Pantas Sutardja is the brother of Dr. Sehat Sutardja.

Name of Director or Nominee	Age	Term Expires	Background
Kuo Wei (Herbert) Chang(1)(3)*	49	2011

Kuo Wei (Herbert) Chang has served as a director since November 1996. Mr. Chang has served as a venture fund manager for more than 15 years and has been the President of InveStar Capital, Inc. since April 1996 and Chief Executive Officer of C Squared Management Corporation since April 2004, and is currently a Managing Member of Growstar Associates, Ltd., which is the General Partner and the Fund Manager of VCFA Growth Partners, L.P. The companies with which Mr. Chang is involved focus on investing in companies in the semiconductor, telecommunications and networking, software, and/or Internet industries. Mr. Chang’s leadership roles at both large and startup technology companies make him an important member of our board of directors. In addition, Mr. Chang has served as a member of our board of directors for 14 years, which allows him to draw on many years of experience in dealing with our business and technology-related issues. Mr. Chang serves as a director for Monolithic Power Systems, Inc., a semiconductor company, BCD Semiconductor Manufacturing Limited, a semiconductor company, and a number of private companies.

Mr. Chang received a BS in geology from National Taiwan University and an MBA from National Chiao Tung University in Taiwan.

Juergen Gromer, Ph.D. (1)(2)(3)*	66	2011

Dr. Juergen Gromer has served as a director since October 2007. Dr. Gromer is the retired President of Tyco Electronics Ltd. (“Tyco”), an electronics company, a position which he held from April 1999 until December 31, 2007. Dr. Gromer formerly held senior management positions from 1983 to 1998 at AMP Incorporated (acquired by Tyco in April 1999) including Senior Vice President of Worldwide Sales and Services, President of the Global Automotive Division, Vice President of Central and Eastern Europe and General Manager of AMP. Dr. Gromer has over 20 years of AMP and Tyco experience, serving in a wide variety of regional and global assignments, which allows Dr. Gromer to provide important perspectives on issues facing a technology company. Dr. Gromer is also Chairman of the Board of the Society of Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank and a director of the Board and Vice President of the American Chamber of Commerce in Germany. Dr. Gromer also brings considerable directorial, financial and governance experience to our board of directors, as he is currently serving on the boards of Tyco and WABCO Holdings Inc, and has served as a director of RWE Rhein Ruhr from 2000 to 2009.

Dr. Gromer received his undergraduate degree and Ph.D. in Physics from the University of Stuttgart, Germany.

Name of Director or Nominee	Age	Term Expires	Background
Ta-lin Hsu, Ph.D.(2)(3)	68	2013

Dr. Hsu has served as a director since November 2009. Dr. Hsu joined Hambrecht & Quist, an investment banking firm, as a general partner in 1985 and founded H&Q Asia Pacific, a private equity firm, in that same year. Before Hambrecht & Quist, Dr. Hsu worked at International Business Machines Corporation for 12 years. In his last position in senior management, Dr. Hsu held corporate responsibility for all of IBM’s advanced research in mass storage systems and technology. Dr. Hsu plays an active role in developing investment and technology relationships between the U.S. and Asia, and holds numerous advisory positions with governmental and industry organizations. Dr. Hsu was a founding member of the Technology Review Board, which was founded to advise the Executive Yuan of Taiwan on technology matters. Dr. Hsu currently serves on the board of directors of Advanced Semiconductor Engineering, Inc., a semiconductor packaging and testing company, and Fabrinet, an optical, electro-mechanical and electronic manufacturing services company. Dr. Hsu previously served as a director of Semiconductor Manufacturing International Corporation, a semiconductor manufacturing company, from 2001 to 2008. Dr. Hsu also serves as a member of the Council on Foreign Relations and as the Chairman of the Board of Trustees of Give2Asia. Dr. Hsu brings to our board of directors years of service in the high technology and semiconductor industries, as well as executive leadership and management experience gained from his roles at H&Q Asia Pacific, Hambrecht & Quist and IBM.

Dr. Hsu received his undergraduate degree in Physics from National Taiwan University and his Ph.D. in Electrical Engineering from the University of California at Berkeley.

John G. Kassakian, Sc.D. (1)(2)	68	2013

Dr. John G. Kassakian has served as a director since July 2008. Dr. Kassakian has been a member of the faculty of Electrical Engineering at the Massachusetts Institute of Technology (“MIT”) since 1973 and has served as Director of the MIT Laboratory for Electromagnetic and Electronic Systems from 1991 to 2009. Dr. Kassakian is the founding President of the IEEE Power Electronics Society, and is the recipient of the IEEE Centennial Medal, the IEEE William E. Newell Award, the IEEE Power Electronics Society’s Distinguished Service Award and the IEEE Millennium Medal. Dr. Kassakian’s expertise in the semiconductor field and academic experience related to the technology sector make Dr. Kassakian a valuable contributor to our board of directors.

Dr. Kassakian is a member of the National Academy of Engineering. Dr. Kassakian holds S.B., S.M., E.E. and Sc.D. degrees from MIT.

Name of Director or Nominee	Age	Term Expires	Background
Arturo Krueger(1)(2)(3)*	71	2011

Arturo Krueger has served as a director since August 2005. Mr. Krueger has more than 40 years of experience in the international semiconductor industry and acquired a wealth of experience in complex systems architecture, semiconductor design and development, operations, and international marketing, as well as general management of a large company. Since his retirement in February 2001, Mr. Krueger has been a consultant to automobile manufacturers and to semiconductor companies serving the automotive and telecommunication markets and is serving on several advisory boards. Mr. Krueger joined Motorola in 1996 as a systems engineer and last served prior to his retirement as Corporate Vice President and General Manager of Motorola Corporation’s Semiconductor Products Sector for Europe, Middle East and Africa from January 1998 until February 2001. During his time at Motorola, Mr. Krueger served as the director of the Advanced Architectural and Design Automation Lab. Mr. Krueger brings a deep understanding of the modern semiconductor industry, the complex world of microelectronic systems design and architectures, and the financial aspects of running a large company. Mr. Krueger remains very active serving on several advisory boards, as well as in different industrial associations. Mr. Krueger also brings considerable directorial and governance experience to our board of directors, as he is currently serving on the board of QuickLogic Corporation, a semiconductor company.

Mr. Krueger holds a MS in Electrical Engineering from the Institute of Technology in Switzerland and has studied Advanced Computer Science at the University of Minnesota.

*	Nominee for election.
(1)	Member of the nominating and governance committee.
(2)	Member of the executive compensation committee.
(3)	Member of the audit committee.

Except as noted above, there are no family relationships among any of our directors and executive officers.

Corporate Governance Guidelines and Practices, Board Leadership Structure, Risk Management, Meetings, Independence and Compensation of our Board of Directors

Corporate Governance Guidelines and Practices

Our board of directors has adopted a set of corporate governance guidelines and practices to establish a framework within which it will conduct its business. The corporate governance guidelines and practices can be found on our website at www.marvell.com/investors/governance.jsp. The corporate governance guidelines and practices were last revised on April 29, 2010. The corporate governance guidelines and practices provide, among other things, that:

•

in the absence of a non-executive Chairman of the Board, our board of directors shall designate a lead independent director who, among other duties, is responsible for presiding over executive sessions of independent directors;

•	a majority of the directors must be independent;

•	our board of directors shall appoint all members of the board committees;

•	the nominating and governance committee screens and recommends board candidates to our board of directors;

•	the audit committee, executive compensation committee and nominating and governance committee must consist solely of independent directors; and

•	the independent directors shall meet regularly in executive session without the presence of the non-independent directors or members of our management.

We also provide our directors annual training events on issues facing us and on subjects that would assist the directors in discharging their duties.

Our board of directors may modify the corporate governance guidelines and practices from time to time, as appropriate. Our independent directors have appointed Mr. Krueger to serve as the lead independent director for our board of directors. The duties of the lead independent director are set forth as follows in our corporation governance guidelines and practices:

•	develop the agenda for, and moderate executive sessions of, meetings of our independent directors;

•	help promote good communication between the independent directors and the Chairman of the Board and/or the Chief Executive Officer;

•	chair the meetings of our board of directors in the absence of the Chairman of the Board;

•

make recommendations to the Chairman of the Board regarding the appropriate schedule of board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the flow of our operations;

•	jointly with the Chairman of the Board, set agendas for board meetings and make recommendations to the Chairman of the Board regarding the structure of board meetings;

•

make recommendations to the Chairman of the Board in assessing the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties; and

•	coordinate with the nominating and governance committee and corporate counsel to promote a thorough annual self-assessment by our board of directors and its committees.

Board Leadership Structure

Our board of directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Our board of directors believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and our board of directors, which are essential to effective governance. Our independent directors have appointed Mr. Krueger to serve as the lead independent director for our board of directors. The role of our lead independent director is described above.

One of the key responsibilities of our board of directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. Our board of directors believes the combined role of Chairman of the Board and Chief Executive Officer, together with an independent lead director having the duties described above, is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Risk Management

Our board of directors has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our executive compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements as well as our compensation plans that generally apply to all employees. The audit committee oversees management of financial and legal compliance risks. The nominating and governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

During fiscal 2011, our board of directors received reports on the most important strategic issues and risks facing Marvell. In addition, our board of directors and its committees receive regular reports from our director of internal audit or other senior management regarding compliance with applicable risk related policies, procedures and limits.

We believe that our leadership structure supports the risk oversight function. As indicated above, certain important categories of risk are assigned to committees that review, evaluate and receive management reports on risk.

Meetings of our Board of Directors; Attendance

There were ten meetings of our board of directors in fiscal 2011, which included five in-person meetings at the U.S. headquarters of our U.S. operating subsidiary. Each director attended at least 75% of the total number of meetings of the board of directors and committees on which such director served. The independent directors meet in executive sessions without the presence of the non-independent directors or members of our management at least twice per year during regularly scheduled board of director meeting days and otherwise from time to time as deemed necessary or appropriate.

Although directors are encouraged to attend annual general meetings of shareholders, we do not have a formal policy requiring such attendance. Dr. Sehat Sutardja and Dr. Pantas Sutardja attended the 2010 annual general meeting of shareholders.

Director Independence

Our board of directors has determined that, among current directors with continuing terms and the director nominees standing for reelection, each of Mr. Chang, Dr. Gromer, Dr. Hsu, Dr. Kassakian and Mr. Krueger are “independent” as such term is defined by the rules and regulations of the NASDAQ Stock Market (“Nasdaq”) and the rules and regulations of the SEC. To be considered independent, our board of directors must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with us within the previous three years.

Our board of directors considered relationships, transactions and/or arrangements with each of the directors and concluded that none of the non-employee directors (“Outside Directors”), or any of his immediate family members, has or has had within the previous three years any relationship with us that would impair his independence.

Compensation of Directors

Directors who are also employees of Marvell do not receive any additional compensation for their services as directors. During fiscal 2011, our board of directors, upon recommendation of the nominating and governance committee, approved changes to our director compensation arrangements effective August 1, 2010, which was the beginning of our third fiscal quarter. As part of the new arrangements the directors no longer receive compensation based on attendance at board and committee meetings. Each Outside Director receives a retainer for each of his duties as described below.

Cash Compensation — Prior to the Third Quarter of Fiscal 2011

For each of the first and second quarter of fiscal 2011, our Outside Directors each received $1,000 per board meeting attended in person and $250 per board meeting attended telephonically. However, the fee for attendance, whether in person or telephonic, at a regularly scheduled board meeting as set forth on the board calendar was $1,000. Our Outside Directors also received an annual retainer of $40,000. The lead independent director received an additional annual retainer of $20,000. If they served on such committees, our Outside Directors also received $7,500 for annual service on the audit committee, and $5,000 for annual service on the executive compensation and nominating and governance committees. Each Outside Director also received $1,000 per committee meeting attended in person and $250 per meeting attended telephonically. In addition, the chair of the audit committee received an additional annual cash retainer of $7,500 per year and chairs of the other committees of our board of directors received an annual additional cash retainer of $2,500 per year. All annual amounts were prorated for fiscal year 2011.

Cash Compensation — Beginning in the Third Quarter of Fiscal 2011

Beginning in the third quarter of fiscal 2011, our Outside Directors receive an annual retainer of $60,000. The lead independent director receives an additional annual retainer of $30,000. The chair of the audit committee receives an additional $15,000, and the chairs of the executive compensation committee and nominating and governance committee receive an additional $10,000. In addition, our Outside Directors also receive $10,000 for annual service on the audit committee, and $6,500 for annual service on the executive compensation and nominating and governance committees. All annual amounts were prorated for fiscal year 2011.

These changes were recommended by Mercer (U.S.) Inc. (“Mercer”) following a peer company market analysis and consideration of the workload for these positions. The retainer fees are paid in quarterly installments in arrears, and are prorated as appropriate based upon the dates and capacities in which each individual Outside Director serves. Outside Directors are reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at board of directors and committee meetings.

Equity Compensation

Under the 2007 Director Plan, each new Outside Director receives an option to purchase 50,000 common shares upon appointment to our board of directors. These options vest one-third on the one year anniversary of the date of grant and one-third of the shares on each one-year anniversary thereafter provided that the Outside Director remains a service provider through such period. Prior to calendar year 2011, an Outside Director who was an “eligible outside director” and served on our board of directors for the prior six months was also granted an option to purchase 12,000 common shares on the date of each annual general meeting of our shareholders. Each of our current Outside Directors is considered an eligible outside director. These options vest 100% on the earlier of the date of the next annual general meeting of shareholders or the one year anniversary of the date of grant. All options held by Outside Directors will vest in full upon a change of control. The exercise price per share for each option is equal to the fair market value on the date of grant.

Beginning in calendar year 2011, an Outside Director who has served on our board of directors for the prior six months will be granted—upon re-election by the shareholders at our annual general meeting if such Outside Director stands for re-election at such annual general meeting—an option to purchase 9,000 common shares immediately following each annual general meeting of shareholders. These options vest 100% on the earlier of the date of the next annual general meeting of shareholders or the one year anniversary of the date of grant. In addition, an Outside Director who has served on our board of directors for the prior six months will also be granted a RSU award (the “Annual RSU Award”) for a number of shares with an aggregate fair market value as reported on the NASDAQ Global Select Market equal to $70,000 immediately following each annual general meeting of shareholders. Under the current terms of the 2007 Director Plan, the Annual RSU Award vests as to one-third (1/3rd) of the shares subject to the Annual RSU Award on each one-year anniversary of the vesting commencement date, which is the last day of the calendar month immediately following the date of the annual general meeting of shareholders in which the annual general meeting is held.

In the event the shareholders approve Proposal No. 5, the 2007 Director Plan will be amended to no longer require three-year vesting of restricted stock units (“RSUs”). Any RSU awards occurring after the 2011 annual general meeting, including the Annual RSU Award to be granted immediately following this meeting, will vest 100% on the earlier of the date of the next annual general meeting of shareholders or the one year anniversary of the date of grant.

Director Compensation Table — Fiscal 2011

The following table details the total compensation paid to our Outside Directors in fiscal 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Kuo Wei (Herbert) Chang	75,250	92,061	167,311
Dr. Juergen Gromer	102,750	92,061	194,811
Dr. Ta-lin Hsu	61,787	92,061	153,848
Dr. John G. Kassakian	72,750	92,061	164,811
Arturo Krueger	116,500	92,061	208,561

(1)	The dollar value of the options shown represents the estimated grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation” (“FASB ASC Topic 718”) pursuant to the Black-Scholes option pricing model, with no adjustment for estimated forfeitures. For a discussion of valuation assumptions used in the calculations, see Note 9 of Notes to Consolidated Financial Statements included in Part IV, Item 8 of our Annual Report Form 10-K. The actual value, if any, that a director may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by a director will be at or near the value estimated by the Black-Scholes model.
(2)	The following table provides the number of shares subject to outstanding options held at January 29, 2011 for each Outside Director, as applicable:

Name	Total Option Awards Outstanding (#)
Kuo Wei (Herbert) Chang	144,000
Dr. Juergen Gromer	86,000
Dr. Ta-lin Hsu	62,000
Dr. John G. Kassakian	74,000
Arturo Krueger	148,000

Committees of our Board of Directors

Our board of directors has a standing audit committee, an executive compensation committee and a nominating and governance committee. Our board of directors has adopted written charters for each of these committees, copies of which are available on our website at www.marvell.com/investors/governance.jsp. Each of the committee charters is reviewed annually by the respective committee, which may recommend appropriate changes for approval by our board of directors.

Audit Committee
Number of Members:	Four

Current Members:	Dr. Juergen Gromer, Chairman Kuo Wei (Herbert) Chang Dr. Ta-lin Hsu Arturo Krueger

Recent Changes:	At the beginning of fiscal 2011, the audit committee was composed of Dr. Gromer, Mr. Chang and Mr. Krueger. Dr. Hsu was appointed as a member of the audit committee effective as of April 29, 2010.

Number of Meetings in Fiscal 2011:	11

Functions:	The audit committee’s responsibilities are generally to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our accounting and financial reporting processes. The audit committee also, among other things, appoints our independent registered public accounting firm, oversees our internal audit function and those of its independent registered public accounting firm, reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our internal control over financial reporting as reported by management. The audit committee meets quarterly and at such additional times as are necessary or advisable.

Date Charter Last Revised:	April 29, 2010

Qualifications:	Our board of directors has determined that each member of the audit committee meets the applicable independence and financial literacy requirements of Nasdaq and the SEC. Our board of directors has determined that Dr. Gromer is an “audit committee financial expert” as required by applicable Nasdaq and SEC rules.
Executive Compensation Committee
Number of Members:	Four

Current Members:	Dr. Juergen Gromer, Chairman Dr. Ta-lin Hsu Dr. John G. Kassakian Arturo Krueger

Recent Changes:	At the beginning of fiscal 2011, the executive compensation committee was composed of Dr. Gromer, Dr. Kassakian and Mr. Krueger. Dr. Hsu was appointed as a member of the executive compensation committee effective as of December 15, 2010.

Number of Meetings in Fiscal 2011:	16

Functions:	The executive compensation committee has the authority to approve salaries and bonuses and other compensation matters for our executive officers, is responsible for administering equity award programs for non-executive employees, reviews and recommends changes to our incentive compensation and other equity based plans and administers executive officer compensation within the terms of any of our applicable compensation plans.

Date Charter Last Revised:	April 29, 2009

Qualifications:	Our board of directors has determined that each member of the executive compensation committee meets the applicable independence requirements of Nasdaq and the SEC. In addition, each member of the executive compensation committee is an “outside director” under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee director” under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Governance Committee
Number of Members:	Four

Current Members:	Arturo Krueger, Chairman Kuo Wei (Herbert) Chang Dr. Juergen Gromer Dr. John G. Kassakian

Number of Meetings in Fiscal 2011:	7

Functions:	The nominating and governance committee is responsible for developing and implementing policies and practices relating to corporate governance and practices, including reviewing and monitoring implementation of our corporate governance guidelines. The nominating and governance committee also makes recommendations to our board of directors regarding the size and composition of our board of directors and its committees and screens and recommends candidates for election to our board of directors. In addition, the nominating and governance committee reviews, ratifies and/or approves related party transactions. The nominating and governance committee also reviews periodically with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by executive officers.

Date Charter Last Revised:	April 30, 2009

Qualifications:	Our board of directors has determined that each member of the nominating and governance committee meets the applicable independence requirements of Nasdaq and the SEC.

Role of Compensation Consultants

Under its charter, the executive compensation committee has the authority to retain outside legal counsel and other advisors. Pursuant to that authority, the executive compensation committee retained Mercer as its independent compensation consultant in April 2009. The total amount of fees paid to Mercer for services to the executive compensation committee in fiscal 2011 was $199,354. During the fiscal year, management decided to retain Mercer and its MMC affiliates to provide services unrelated to executive compensation. The fees for these services did not exceed $120,000.

The executive compensation committee has retained Mercer to provide information, analyses and advice regarding executive compensation, as described below; however, the executive compensation committee makes all decisions regarding the compensation of our executive officers. The Mercer consultant who performs these services reports to the Chairman of the executive compensation committee. In addition, the Mercer consultant attended meetings of the executive compensation committee during fiscal 2011, as requested by the Chairman of the executive compensation committee. Mercer provided the following services to us during fiscal 2011:

•

Evaluated the competitive positioning of our named executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our primary peer companies and the broader industry to support fiscal 2011 decision-making;

•	Advised on fiscal 2011 target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;

•	Assessed the alignment of company compensation levels relative to our performance against our peer group and relative to the executive compensation committee’s articulated compensation philosophy;

•	Assessed whether our compensation programs might encourage inappropriate risk taking that could have a material adverse effect on us;

•	Reviewed our pre-existing peer group in terms of size, revenue growth, and talent market;

•	Advised on the fiscal 2011 performance measures and performance targets for the annual and long-term incentive programs; and

•	Assisted with the preparation of the “Compensation Discussion and Analysis” for this proxy statement.

Additional information concerning the compensation policies and objectives established by the executive compensation committee and the respective roles of our Chief Executive Officer and the compensation consultant in assisting with the determination of compensation for each of the executive officers named in the Summary Compensation Table, referred to in this proxy statement as our “named executive officers,” is included under the heading “Executive Compensation.”

Nominations for Election of Directors

The nominating and governance committee identifies, recruits and recommends to our board of directors, and our board of directors approves, director nominees for election at each annual general meeting of shareholders and new directors for election by our board of directors to fill vacancies that may arise. Under the Bye-Laws, any director appointed by our board of directors would need to be reappointed by shareholders at our next annual general meeting of shareholders or by our board of directors following the annual general meeting.

The nominees for election at this annual general meeting were unanimously recommended and approved by the nominating and governance committee and our board of directors, respectively. The nominating and governance committee will consider proposals for nomination from shareholders that are made in writing to our Secretary at Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. For general information regarding shareholder proposals and nominations, see “Future Shareholder Proposals and Nominations for the 2012 Annual General Meeting” on page 72.

Director Qualifications

The nominating and governance committee believes that the following specific, minimum qualifications must be met by a nominee for the position of director:

•	the highest personal and professional ethics and integrity;

•	the ability to work together with other directors, with full and open discussion and debate as an effective, collegial group;

•

current knowledge and experience in our business or operations, or contacts in the community in which we do business and in the industries relevant to our business, or substantial business, financial or industry-related experience; and

•	the willingness and ability to devote adequate time to our business.

We are required to have at least one member of our board of directors who meets the criteria for an “audit committee financial expert” as defined by Nasdaq and the SEC, and to have a majority of independent directors who meet the definition of “independent director” under applicable Nasdaq and SEC rules. We also believe it is appropriate for certain key members of management to participate as members of our board of directors. Other than the foregoing there are no stated minimum criteria for director nominees.

When making its determination whether a nominee is qualified for the position of director, the nominating and governance committee may also consider such other factors as it may deem are in the best interests of the company and its shareholders, such as the following qualities and skills:

•	relationships that may affect the independence of the director or conflicts of interest that may affect the director’s ability to discharge his or her duties;

•	diversity of experience and background of the proposed director, including the need for financial, business, academic, public sector or other expertise on our board of directors or its committees; and

•	the fit of the individual’s skills and experience with those of the other directors and potential directors in comparison to the needs of the company.

When evaluating a candidate for nomination, the nominating and governance committee does not assign specific weight to any of these factors or believe that all of the criteria necessarily apply to every candidate.

Identifying and Evaluating Nominees for Director

The nominating and governance committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of our board of directors. Candidates considered for nomination to our board of directors may come from several sources, including current and former directors, professional search firms and shareholder nominations. It is the policy of the nominating and governance committee to solicit and consider annually recommendations for candidates to our board of directors from our shareholders who hold 5% or more of our outstanding common shares as of December 31 of each year and to review with such shareholders the nominating process and the results of their prior recommendations.

A shareholder seeking to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to our Secretary at Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda. The nominating and governance committee will consider candidates recommended by shareholders in the same manner as candidates recommended to the nominating and governance committee from other sources. Nominees for director are evaluated by the nominating and governance committee, which may retain the services of a professional search firm to assist them in identifying or evaluating potential nominees.

Shareholder Communications with our Board of Directors

At present, our Chairman and Chief Executive Officer is responsible for maintaining effective communications with our shareholders, customers, employees, communities, suppliers, creditors, governments and corporate partners. It is the policy of our board of directors that management speaks for the company. This policy does not preclude independent directors from meeting with shareholders, but management, where appropriate, should be present at such meetings.

Nonetheless, our board of directors has established a process for shareholders to send communications to our directors. If you wish to communicate with our board of directors or individual directors, you may send your communication in writing to: General Counsel, Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, California 95054. You must include your name and address in the written communication and indicate whether you are a shareholder of Marvell. The General Counsel (or other officer acting in such capacity) will compile all such communications and will forward them to the appropriate director or directors or committee of our board of directors based on the subject matter or to the director or directors to whom such communications is addressed.

Equity Ownership Guidelines for Officers and Directors

Our board of directors has established equity ownership guidelines for our executive officers and directors designed to encourage long-term stock ownership in Marvell and more closely link their interests with those of our other shareholders. See “Executive Compensation—Compensation Discussion and Analysis—Other Considerations—Share Ownership Guidelines” below for additional information regarding our stock ownership guidelines.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The executive compensation committee for fiscal 2011 consisted of the following members: Dr. Gromer, Dr. Hsu (appointed effective as of December 15, 2010), Dr. Kassakian and Mr. Krueger. None of the current or former members of the executive compensation committee who served during fiscal 2011 is a current or former officer or employee of us or our subsidiaries, or had any relationship with us not otherwise disclosed herein under applicable SEC rules. In addition, to our knowledge, there are no executive compensation committee interlocks between us and other entities, involving our executive officers or directors who serve as executive officers or directors of such other entities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the compensation paid to the three named executive officers of Marvell Technology Group Ltd. during fiscal 2011, which ran from January 31, 2010 until January 29, 2011. During fiscal 2011, the named executive officers were:

•	Dr. Sehat Sutardja, President, Chief Executive Officer and Chairman of the Board;

•	Mr. Clyde R. Hosein, Chief Financial Officer and Secretary; and

•	Dr. Pantas Sutardja, Vice President, Chief Technology Officer, Chief Research and Development Officer and Director.

The Chief Technology Officer is the only executive in addition to the Chief Executive Officer and Chief Financial Officer who has the responsibility level and business impact to qualify as an executive officer. On March 29, 2010, Mr. Hosein concluded his service as our Interim Chief Operating Officer but continues to serve as our Chief Financial Officer and Secretary.

Executive Summary

We ended fiscal 2011 with record revenues, a strong balance sheet and excellent cash flows. Net revenue for fiscal 2011 was $3.61 billion, a 29% increase over the $2.81 billion reported for fiscal 2010. The increase was due to both growth in new products and customers, and the lower base of revenues in the first half of fiscal 2010 as a result of the global economic downturn. A summary of net revenue by end market was as follows:

•

Net revenue in our mobile and wireless end markets increased over 110% year over year. In the mobile and wireless end market, we experienced double digit sequential growth for the first three quarters, and ended on a sequential decline primarily due to seasonality in the gaming industry.

•

Net revenue in our networking end market increased by about 15% year over year. In the networking end market, after a strong first half, we experienced some excess inventory, which we believe had worked its way through the system by year end.

•

Net revenue in our storage end market increased by about 5%. In the storage end market, after a strong first quarter, the PC industry experienced some inventory reductions, and ended approximately flat.

Full-year cost of sales as a percentage of net revenue for fiscal 2011 was about 40.8% compared to 43.7% reported in fiscal 2010, an improvement of about 290 basis points year over year. Operating income increased to $901 million, or approximately 25% of revenues, significantly higher than 12% in fiscal 2010. Our diluted earnings per share (“EPS”) for the year was $1.34 in fiscal 2011, compared to $0.54 in fiscal 2010.

The executive compensation committee oversees the development and administration of our executive compensation program, including the underlying philosophy and related policies. Our primary business objective is to create long-term value for our shareholders. To achieve this objective, the executive compensation program is intended to achieve five primary objectives:

•	Market Competitive: Provide a market-competitive level of total compensation opportunity that reflects the individual executive’s role and ability to impact business performance.

•	Performance-Based: Establish an explicit link between compensation and both overall business results and individual performance.

•	Long-Term Focused: Promote a long-term focus for our named executive officers through incentive compensation.

•	Aligned with Shareholders: Align the interests and objectives of our named executive officers and employees with furthering our growth and creating shareholder value.

•	Equity Stake: Share the enterprise value created by our named executive officers and employees through distribution of equity to key employees.

The executive compensation committee believes that both the elements and level of fiscal 2011 compensation for executive officers is consistent with the five primary objectives contained in our compensation philosophy. In particular, the executive compensation committee believes that the structure and level of our fiscal 2011 compensation is linked to our business performance. In order to summarize the links between our compensation elements and levels, our performance, and our compensation philosophy, the executive compensation committee has prepared the following table:

Key Elements of Compensation for Fiscal 2011

Pay Element	Pay Element Description	Link to Performance	Market Position[1]	Compensation Philosophy Element Satisfied
				Market Competitive	Performance- Based	Long- term Focused	Aligned with Shareholders	Equity Stake
Base Salary	Fixed salary provided to each named executive officer.	Given increases in our performance in fiscal 2010, as well as the CEO’s low position in base salary relative to the market, the committee increased only the CEO’s base salary, effective as of April 1, 2010.	Generally peer group median.[2]	X	X		X

Annual Incentives	Discretionary incentive award provided for performance during fiscal 2011.	For fiscal 2011, the annual cash incentive compensation for named executive officers was discretionary; however, final payout levels were informally tied to our overall performance under the broader incentive plan for non-named executive officers, which is based on a combination of revenue and operating margin against plan. Named executive officer payout levels in the aggregate are in reasonable alignment with those for other employees, and slightly above target levels.[3]	Generally below peer group median for target performance for CEO and CTO, and at peer group median for target performance for CFO.	X	X		X

Long-Term Incentives	A mix of service-based stock options, service-based RSUs and performance-based RSUs in fiscal 2011.

Equity awards are linked to future long-term service and reward executives for long-term performance. In particular, performance-based RSUs vest only upon achievement of particular performance goals.

As a result of fiscal 2011 performance, previously granted performance awards vested based on achievement of revenue, EPS and non-GAAP operating margin targets.

			Positioned to provide total direct compensation below peer group median, with the potential for payout at the peer group 75th percentile for CEO and CTO upon achievement of stretch long-term goals, and median for CFO upon achievement of stretch long-term goals.	X	X	X	X	X

1	While historically the executive compensation committee has not targeted a precise market position, it does refer to the general market levels above as a starting point (see “Factors Considered in Determining Executive Compensation – Compensation Positioning” below for more detail).
2	The market position levels above are based on fiscal 2011 peer group data (see “Factors Considered in Determining Executive Compensation – Peer Group” below for more detail).
3	Future payouts will be determined subject to a pre-established objective formula (see “Key Fiscal 2012 Compensation Program Changes” below for additional discussion).

Key Compensation Actions Taken During Fiscal 2011

In order to further enhance the relationship between compensation structure and levels, performance, and our compensation philosophy, the executive compensation committee took a number of actions during fiscal 2011 in regard to executive compensation. The table below summarizes the links between key compensation actions, our performance, and our compensation philosophy:

Action Taken	Description of Action Taken	Link to Performance	Compensation Philosophy Element Satisfied
			Market Competitive	Performance- Based	Long- term Focused	Aligned with Shareholders	Equity Stake
Adopted Stock Ownership Guidelines

Equity ownership guidelines were adopted for executive officers and non-management directors.

Executive officers must hold common shares of Marvell with a value equal to 2x the executive’s base salary.

Non-management directors must hold common shares of Marvell with a value equal to 2x the director’s basic annual retainer.

		By maintaining a meaningful ownership stake in Marvell (in the form of common shares), the long-term interests of executives and directors are further linked to the long-term interest of shareholders. Required share ownership will further enhance the incentive for executive officers and non-management directors to make decisions designed to maintain and increase shareholder return. The guidelines will also further promote our commitment to sound corporate governance.	X	X	X	X	X

Revised Peer Group	The executive compensation committee reviewed the appropriateness of its pre-existing peer group in terms of revenue, industry segment and/or talent market. In consultation with Mercer, the executive compensation committee removed five peers from its former peer lists and added three new companies to form a peer group for fiscal 2012 consisting of nine comparable companies that best reflect our current size and business model.	The executive compensation committee utilizes a peer group to calibrate pay decisions relative to market pay levels. Pay is adjusted based on performance and then compared to market levels to ensure relative alignment. The peer group is periodically reviewed and updated in order to reflect our continued growth and the changing dynamics within the industry.	X		X

Action Taken	Description of Action Taken	Link to Performance	Compensation Philosophy Element Satisfied
			Market Competitive	Performance- Based	Long- term Focused	Aligned with Shareholders	Equity Stake
Structured incentive compensation program to comply with Section 162(m) of the Code	In fiscal 2011, we obtained approval for a plan intended to comply with Section 162(m) of the Code (“Section 162(m)”) and established a fiscal 2012 incentive compensation program to qualify under Section 162(m).	The executive compensation committee considers our overall performance in its determination of discretionary incentive awards; however, moving to a Section 162(m) compliant plan in fiscal 2012 will provide a stronger link between actual incentive awards granted and our overall performance through the establishment of pre-set financial and strategic goals, and formulaic calculation of annual incentive compensation.	X	X	X	X

Conducted risk assessment	The executive compensation committee, with the assistance of Mercer, assessed whether our compensation programs might encourage inappropriate risk taking that could have a material adverse effect on us. The assessment resulted in a formal opinion by Mercer that our compensation programs were not reasonably likely to encourage inappropriate risk taking.	Excessive risk taking can have detrimental effects on both short- and long-term company performance. The executive compensation committee reviewed and assessed our compensation programs in order to reduce the risk of such effects.			X	X

Developed principles for applying compensation philosophy	The executive compensation committee adopted principles based on its underlying compensation philosophy. Compensation principles were designed to provide specific guidance in the application of the compensation philosophy.	The executive compensation committee has designed its compensation philosophy to ensure a link between pay and corporate performance levels. The newly-drafted compensation principles help align our compensation decisions with our compensation philosophy, thereby strengthening the link between pay and our performance.	X		X	X	X

Governance of Executive Compensation Program

Role of the Executive Compensation Committee

The executive compensation committee of our board of directors has been charged to act on behalf of our board of directors to fulfill its responsibilities to set and oversee the compensation of our executive officers. With respect to our named executive officers, the executive compensation committee reviews and approves: (i) annual base salaries; (ii) annual incentive compensation; (iii) long-term incentive compensation (in the form of equity awards); (iv) employment, severance and change-in-control agreements; and (v) other compensation and benefits, if any.

Committee Interaction with Management

In carrying out its responsibilities, the executive compensation committee works with Dr. Sehat Sutardja, President and Chief Executive Officer, and Mr. Reid Linney, Vice President of Human Resources, in determining executive compensation as follows:

•

Dr. Sehat Sutardja assessed the performance and with the assistance of Mr. Linney submitted recommendations with respect to the compensation of the other executive officers to the executive compensation committee for their review and approval.

•

The executive compensation committee made an independent determination with respect to Dr. Sehat Sutardja’s compensation. However, representatives of the executive compensation committee discussed Dr. Sehat Sutardja’s proposed compensation package with him to obtain feedback. The final decision for the compensation of Dr. Sehat Sutardja was determined solely by the executive compensation committee, in its discretion, subject to our board of directors’ process for reviewing his equity compensation, as described below.

Committee Process

The executive compensation committee reviews the compensation of the named executive officers annually. Typically, at the time of the review, the executive compensation committee evaluates our financial results and assesses our named executive officers’ performance for the prior fiscal year (which includes the assessment and recommendation of Dr. Sehat Sutardja for the other executive officers). Based on its evaluation and these assessments, the executive compensation committee then determines whether any adjustments to base salaries are appropriate, determines the payouts for the prior fiscal year’s annual incentive compensation and grants equity awards.

Role of Consultants

The executive compensation committee engages executive compensation consulting firms to provide advice and market data relating to executive compensation. Such compensation consulting firms serve at the discretion of the executive compensation committee. In fiscal 2011, the executive compensation committee engaged Mercer. Mercer serves at the discretion of the executive compensation committee to provide analysis, advice and guidance with respect to compensation. For a detailed discussion on the services provided by Mercer in fiscal 2011, see “Board of Directors and Committees of the Board — Role of Compensation Consultants” beginning on page 19.

Risk Considerations

During fiscal year 2011, the executive compensation committee requested of Mercer, and later discussed with management, an assessment of our compensation programs for (i) the named executive officers, (ii) the broad-based population and (iii) sales professionals. The purpose of the review was to determine whether such programs might encourage inappropriate risk taking that could result in a material adverse effect. Mercer, with the help of management, reviewed these programs considering:

•	Pay Mix

•	Caps on Incentive Pay

•	Performance Measures

•	Funding Mechanisms

•	Plan Governance

The annual risk assessment specifically noted that:

•	Our emphasis on long-term incentives for named executive officers minimizes large windfalls based on short-term performance.

•

While the named executive officers’ annual incentive plan was discretionary, committee discretion and a lack of formulaic payout mechanisms mitigated the potential for short-term windfalls. As discussed elsewhere, annual incentives will now be paid (beginning in fiscal 2012) pursuant to fixed, pre-established financial and strategic objectives, consistent with the requirements of Section 162(m).

•

Drs. Sehat and Pantas Sutardja collectively own approximately 17% of Marvell. This strongly aligns the financial interests of the two executives with that of shareholders. In August 2010, we adopted share ownership guidelines that also apply to Mr. Hosein.

•

Broad-based incentive plans do not provide any incentive for material short-term risk taking. They contain individual caps with manager and Chief Executive Officer approval required, thus mitigating the opportunity for windfall payouts; and contain three layers of performance measures, thus mitigating the ability to impact short-term results by excessive risk taking. The analysis did note that the funding design of the broad-based plan could potentially result in maximum funding for very high revenue growth at marginally above-threshold operating margin numbers. However, Mercer and management believed that this might constitute a material risk only in very extreme circumstances.

•

Sales incentive plans emphasized moderate levels of annual bonuses, thus reducing the incentive for sales representatives to focus on sales that might have an adverse effect on us. Mercer did note that sales plans were uncapped, but also noted that managers have discretion to allocate awards, thus lessening the opportunity for participants to receive highly leveraged annual cash awards. Mercer also found that because commissions are not based on individual volume or revenue, there is little incentive for sales representatives to undercut our pricing at the expense of profitability. Additionally, pricing responsibility does not rest with the sales representatives.

Based on such assessment, the executive compensation committee concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us.

Factors Considered in Determining Executive Compensation

For fiscal 2011, the executive compensation committee determined the amount of each compensation element for the named executive officers in a two-step process, as follows:

Work Step	Description
1. Evaluate each element of compensation separately	Ensure that each component of compensation meets the desired objectives for that element (i.e., base salary, target annual incentive and equity awards).

2. Review the value of the total compensation package to ensure consistency and appropriateness

Ensure that:

•    In aggregate, the total value of the compensation package is reasonable; and

•    Compensation is consistent with market practices and all decisions are based on the judgment of the members of the executive compensation committee.

As a starting point, the executive compensation committee reviewed competitive compensation market data collected and analyzed by Mercer from the compensation peer group described below.

Peer Group

The companies included in the peer group were selected based on similarity to us in revenue, industry segment and/or which compete with us for talent. The data on the compensation practices of the peer group is gathered through publicly available information. In fiscal 2011, the executive compensation committee was provided with competitive market compensation data based on the following peer group companies:

Altera Corporation Analog Devices, Inc. Broadcom Corporation Juniper Networks, Inc.	Maxim IntegratedProducts, Inc. Micron Technology, Inc NetApp, Inc. NVIDIA Corporation	QUALCOMM Incorporated SanDisk Corporation Xilinx, Inc.

This list is periodically reviewed and updated to take into account changes in both our business and the businesses of our peer companies. During fiscal 2011, the executive compensation committee reviewed and updated the peer group for purposes of fiscal 2012 compensation decisions. See discussion below under “Key Fiscal 2012 Compensation Program Changes — Fiscal 2012 Peer Group Revision.”

Compensation Positioning

The executive compensation committee has not historically targeted a specific market percentile for total direct compensation. However, it has reviewed the positioning (e.g., 25th, 50th and 75th percentiles) for each compensation element paid to similarly situated executives in our peer group for their most recently disclosed fiscal year. In general, for fiscal 2011, as a starting point each element of compensation was targeted at the 50th percentile of our peer group. The final positioning of each element of compensation for Dr. Sehat Sutardja, Dr. Pantas Sutardja and Mr. Hosein could potentially vary relative to the market 50th percentile based on tenure, historical performance and ability to impact future business results.

The executive compensation committee approved a target total direct compensation package for Dr. Sehat Sutardja for fiscal 2011 that was intended to have approximately 75% of total direct compensation value tied to performance, and would only align with the 75th percentile of the peer group if Dr. Sehat Sutardja achieved stretch long-term performance conditions. In making this decision, the executive compensation committee took into consideration the unique capabilities that Dr. Sehat Sutardja brings to us and his ability to drive value for shareholders. As a founder of Marvell, Dr. Sehat Sutardja has been a key driver in building the business and positioning us to achieve exceptional levels of business performance. Dr. Sehat Sutardja sets our strategic vision and manages the day-to-day operations of the business. Importantly, he plays a lead role in mapping our innovation and R&D vision, which is foundational to future shareholder value creation. With over 150 patents, his personal leadership in the advancement of our technology is critical to achieving our business objectives.

With respect to Dr. Sehat Sutardja:

•	Salary was 93 percent of the 50th percentile of the peer group

•	Target total cash compensation (salary + target bonus) was 89 percent of the 50th percentile of the peer group

•	Actual total cash compensation (salary + actual bonus) was 97 percent of the 50th percentile of the peer group

•	Actual total direct compensation (salary + actual bonus + long-term incentives) was 132 percent of the 50th percentile of the peer group and 99 percent of the 75th percentile of the peer group

•

If stretch long-term performance awards are not included, actual total direct compensation was 88 percent of the 50th percentile of the peer group and 66 percent of the 75th percentile of the peer group

At the recommendation of Dr. Sehat Sutardja, the executive compensation committee approved a target total direct compensation package for Mr. Clyde Hosein that aligns with the 50th percentile of the peer group. This package is intended to have approximately 65% of total direct compensation value tied to performance, and will only align with the 50th percentile of the peer group if Mr. Hosein achieves performance conditions. In making this decision, the executive compensation committee took into consideration Mr. Hosein’s ability to drive value for shareholders in his role as Chief Financial Officer. Mr. Hosein has been an important contributor to our ability to drive above average financial metrics and profitability, in line with our aggressive long-term financial model. Mr. Hosein has also been the principal driver of our long-term strategic planning process.

With respect to Mr. Hosein:

•	Salary was 103 percent of the 50th percentile of the peer group

•	Target total cash compensation (salary + target bonus) was 98 percent of the 50th percentile of the peer group

•	Actual total cash compensation (salary + actual bonus) was 95 percent of the 50th percentile of the peer group

•	Actual total direct compensation (salary + actual bonus + long-term incentives) was 98 percent of the 50th percentile of the peer group and 67 percent of the 75th percentile of the peer group

•

If stretch long-term performance awards are not included, actual total direct compensation was 84 percent of the 50th percentile of the peer group and 58 percent of the 75th percentile of the peer group

At the recommendation of Dr. Sehat Sutardja, the executive compensation committee approved a target total direct compensation package for Dr. Pantas Sutardja that generally targets levels that are below the 50th percentile of the third and fourth highest paid executives in the peer group. This package has very high leverage, with approximately 77% of total direct compensation value tied to performance. It will align with the 75th percentile of the peer group, or better, if Dr. Pantas Sutardja achieves very ambitious performance objectives. In making this decision, the executive compensation committee took into consideration Dr. Pantas Sutardja’s ability to drive R&D initiatives important to our long-term success. Dr. Pantas Sutardja continues to be an important overall contributor to our ability to drive our long-term performance. His compensation is heavily weighted with the grant of a performance-based RSU award, which is described below. In the absence of any material success in achieving these performance objectives, Dr. Pantas Sutardja’s compensation would align with the 25th percentile of the peer group.

With respect to Dr. Pantas Sutardja:

•	Salary was 103 percent of the 50th percentile of the peer group

•	Target total cash compensation (salary + target bonus) was 82 percent of the 50th percentile of the peer group

•	Actual total cash compensation (salary + actual bonus) was 85 percent of the 50th percentile of the peer group

•	Actual total direct compensation (salary + actual bonus + long-term incentives) was 133 percent of the 50th percentile of the peer group and 102 percent of the 75th percentile of the peer group

•

If stretch long-term performance awards are not included, actual total direct compensation was 64 percent of the 50th percentile of the peer group and 49 percent of the 75th percentile of the peer group

Elements of Executive Compensation

In fiscal 2011, we provided named executive officers with a fixed base salary, discretionary annual incentive compensation and long-term incentive awards in the form of service-based stock options, service-based RSUs and performance-based RSUs.

Base Salary

Given our strong fiscal 2010 performance, coupled with the consideration that Dr. Sehat Sutardja’s base salary had not been increased since December 2008, the executive compensation committee decided to increase Dr. Sehat Sutardja’s base salary to $700,000, effective as of April 1, 2010. The other two named executive officers did not receive fiscal year 2011 increases because the committee determined that their salaries were well positioned compared to the market median.

Discretionary Annual Incentive Compensation

As discussed above in the “Executive Summary,” future annual cash incentive compensation (starting with fiscal 2012) is intended to qualify as performance-based compensation under Section 162(m). As a result, future annual cash incentive compensation will be paid pursuant to a pre-established formula utilizing performance metrics approved by the executive compensation committee. The executive compensation committee retains the right to authorize an additional discretionary award to any of the named executive officers if, in its judgment, such award is appropriate in light of any material achievements beyond expectations. The executive compensation committee fully recognizes that any such additional discretionary award would not be deductible by Marvell.

For fiscal 2011, the annual cash incentive plan for named executive officers was fully discretionary. The executive compensation committee determined the target annual incentive opportunity for all named executive officers at the beginning of the fiscal year, evaluated our overall and their individual performance at the end of the fiscal year and made payout determinations relative to the target opportunity based solely on its discretion. In the case of Mr. Hosein and Dr. Pantas Sutardja, Dr. Sehat Sutardja evaluated the performance of the other named executive officers in light of their achievements and provided specific payout recommendations for each of them to the executive compensation committee, which the executive compensation committee could use as the basis for its final decision and approval. The final approval was provided by the executive compensation committee. The executive compensation committee independently made the determination for Dr. Sehat Sutardja’s annual incentive payout. The executive compensation committee did not directly tie the compensation opportunities to any specific performance objectives at the beginning of fiscal 2011. The executive compensation committee felt that retaining complete discretion for the annual incentive payouts for fiscal 2011 would give them the flexibility to assess performance across a broader range of factors and changing dynamics in the industry, while determining individual annual incentive payouts.

Ultimately, in determining the payouts for fiscal 2011, the executive compensation committee gave primary consideration to the annual incentive funding levels achieved under the corporate performance rewards plan (“PRP”) for non-named executive officers. Under the PRP, payout levels are based on operating margin and revenue performance. For fiscal 2011, PRP participants received a payout approximately at target. As a result, the executive compensation committee decided to provide named executive officers with annual incentive payouts that were reasonably aligned with the awards paid to PRP participants. The executive compensation committee believes that this approach is consistent with its principle of achieving greater consistency of performance measures within the executive team, and between the executive team and the broader employee pool.

In addition to aligning awards with our financial performance against our annual operating plan, other objective and subjective considerations went into the determination of the officer awards. For Dr. Sehat Sutardja, the executive compensation committee considered his personal contributions to driving the development of intellectual property in new areas of adjacent technologies. The committee also considered his impact on the development of prior technology that contributed to our financial success in fiscal 2011.

For Mr. Hosein, Dr. Sehat Sutardja and the executive compensation committee considered his efforts in driving specific corporate initiatives in areas such as financial controls, business processes and systems, merger and acquisition support, and overall talent management within his organization.

For Dr. Pantas Sutardja, Dr. Sehat Sutardja and the executive compensation committee considered his efforts in driving central engineering services, memory group support, intellectual property development and verification, and other special initiatives.

The annual incentive opportunities and awards for our named executive officers in fiscal 2011 are listed in the table below. Dr. Sehat Sutardja’s and Dr. Pantas Sutardja’s maximum opportunities were not predefined at the beginning of the fiscal year.

Executive	Base Salary	Target Annual Incentive Opportunity (as % of Base Salary)	Annual Incentive Opportunity	Actual Fiscal 2011 Bonus (as % of Base Salary)	Actual Fiscal 2011 Bonus
Dr. Sehat Sutardja	$700,000	150%	$1,050,000	171%	$1,200,000
Mr. Clyde R. Hosein	$450,000	80%	$360,000	75%	$337,500
Dr. Pantas Sutardja	$400,000	40%	$160,000	45%	$180,000

Long-Term Incentive Compensation

Our long-term incentive compensation practices are designed to retain our named executive officers and reward them for shareholder value creation. The executive compensation committee reviews our share usage, which includes a review of run rate and dilution, on a regular basis to ensure that annual equity usage for compensation programs is within competitive market practices and cognizant of proxy advisor group guidelines. The size of individual awards is determined based on the following, with an intention to target approximate median levels of grants made to comparable positions at the peer group companies:

•	An evaluation of our overall and their individual performance; and

•	Value of equity awards made to comparable positions in the market.

Award Mix

The executive compensation committee delivered a mix of service-based stock options, service-based RSUs and performance-based RSUs for named executive officer annual equity grants in fiscal 2011. The executive compensation committee believes that it is critical to continue to link named executive officers’ long-term incentives to stock price through stock option grants. However, it also determined that service-based RSUs are essential to protect retention risk given market volatility and competition for talent, and performance-based RSUs play a critical role in linking a portion of named executive officer long-term incentives to the success of key strategic and financial initiatives. The performance-based RSU grants are one-time grants tied to specific strategic and/or financial initiatives and cover multiple fiscal years. The executive compensation committee believes that using a multi-year vesting schedule for our stock option awards enhances retention; is consistent with peer group practices; and provides rewards for longer-term stock price appreciation. In addition, the executive compensation committee has on occasion granted stock options to our named executive officers with performance-based vesting requirements to further tie their compensation to our performance.

Fiscal 2011 Equity Awards

The executive compensation committee granted long-term incentives to all named executive officers in fiscal 2011. Named executive officers also received performance-based stock options in prior years. Vesting for a portion of each of the awards with performance criteria in prior fiscal years was tied in part to performance in fiscal 2011 and for those awards that remain outstanding after fiscal 2011, the award will be tied to our performance in subsequent fiscal years.

The table below provides the number of stock options and RSUs granted in fiscal 2011 with service-based vesting conditions. Each service-based award vests in equal annual installments over four years.

Executive	Total Service-Based Options Awarded for Fiscal 2011 (#)	Total Service- Based RSUs Awarded for Fiscal 2011 (#)
Dr. Sehat Sutardja	250,000	100,000
Mr. Clyde R. Hosein	80,000	20,000
Dr. Pantas Sutardja	50,000	20,000

An important component of our named executive officers’ long-term incentive compensation for fiscal 2011 was performance-based RSUs. These awards are tied directly to specific objectives that are tailored to each officer and reflect our desired performance relative to our peer group, other personal objectives, and, in the case of Dr. Pantas Sutardja, a two-year initiative in a new business area. The degree to which these awards vest is based on the degree of achievement of the underlying performance objectives. This includes the establishment of threshold levels of performance that must be achieved in order for any portion of the awards to vest.

The table below provides the number of performance-based shares granted in fiscal 2011, as well as the number of outstanding performance-based shares granted in prior fiscal years and associated performance conditions related to fiscal 2011 performance.

Outstanding Performance-Based Awards

Executive	Fiscal Year of Grant	Total Number of Performance- Based Shares (options or RSUs) Granted in Grant Year (#)	Target Number of Performance-Based Shares That Could Vest For Fiscal 2011 Performance Period (#)	Performance Measure	Vesting Conditions
Dr. Sehat Sutardja	2011	200,000 (RSUs)	100,000	Revenue; Operating Margin	50,000 shares vest based on fiscal 2011 revenue growth vs. fiscal 2010 (between 10% and 25% growth, RSUs vest on a linear basis); 50,000 shares vest based on fiscal 2011 non-GAAP operating margin (between 23.5% and 26%, RSUs vest on a linear basis)
	2009	390,000 (options)	97,500	Relative Operating Margin	Operating margin is at or above the 60th percentile of a Performance Peer Group (listed below)
	2008	226,800 (options)	226,800	EPS	EPS of at least $1.06 (2x baseline EPS in fiscal 2007)
Mr. Clyde R. Hosein	2011	20,000 (RSUs)	15,000	Strategic Plan; Revenue; Operating Margin	For fiscal 2011, 10,000 RSUs vest based on approval of a completed three-year strategic plan; 5,000 RSUs vest based on revenue and operating margin (same targets as CEO)
	2009	200,000 (options)	80,000	EPS	EPS of $1.28 or more (2x baseline EPS for 12 months ended May 2009)
Dr. Pantas Sutardja	2011	100,000 (RSUs)	—	Revenue Growth	Revenue in a specific new business area for fiscal 2011-2012
	2008	101,000 (options)	101,000	EPS	EPS of $1.06 or more (2x baseline EPS in fiscal 2007)

Fiscal 2011 Performance Measures and Vesting Conditions

Revenue

Pursuant to the terms of the performance-based RSU awards made to Dr. Sehat Sutardja and Mr. Hosein in fiscal 2011, a portion of the 2011 performance-based RSUs were designated to vest based on revenue growth as measured over two annual performance periods. In each of the annual periods, 50,000 RSUs (for Dr. Sehat Sutardja) and 2,500 RSUs (for Mr. Hosein) may vest depending on actual performance as measured against the following performance objectives:

•	Fiscal 2011 growth vs. fiscal 2010. Between 10% and 25% growth, RSUs vest on a linear basis.

•	Fiscal 2012 growth vs. fiscal 2011. Between 10% and 25% growth, RSUs vest on a linear basis.

Notwithstanding the foregoing, with respect to the shares subject to the revenue performance objectives described above, in the event of a year-over-year decline in the aggregate revenue of a semiconductor industry peer group, then such shares shall vest subject to our revenue growth rate relative to the revenue growth rate for the peer group. All revenue growth calculations shall exclude the impact of in-year acquisitions, to the extent known and calculable.

Operating Margin

Pursuant to the terms of the grant made to Dr. Sehat Sutardja, the 2009 performance-based stock option will vest based on our Modified GAAP Operating Margin (defined below) as measured over five annual performance periods. In each of the first four annual performance periods, beginning with fiscal 2010 and ending with fiscal 2013, 25% of the option shares (or 97,500 shares), may vest depending on actual performance as measured against the following performance objectives:

•

Full vesting of an annual tranche occurs if, for each annual performance period, the Modified GAAP Operating Margin (defined below) for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before our fiscal year end for the companies in our “Performance Peer Group” (listed below). If we do not meet the Modified GAAP Operating Margin (defined below) target for any annual performance period, then the option shares otherwise eligible for vesting in such period are to be carried forward to the next performance period and aggregated with the option shares eligible to vest during that period and may vest upon achievement of the subsequent year’s performance objectives. For purposes of this performance-based stock option, the Performance Peer Group consists of Altera Corporation, Analog Devices, Inc., Broadcom Corporation, LSI Corporation, Micron Technology, Inc., National Semiconductor Corporation, NVIDIA Corporation, SanDisk Corporation, UTStarcom, Inc. and Xilinx, Inc. If there are less than eight companies remaining in the Performance Peer Group for any performance period, the Performance Peer Group will be expanded to include all of the U.S.-based publicly traded companies in the Philadelphia Stock Exchange’s Semiconductor Index at that point in time.

•

If, at the end of fiscal 2013, any option shares remain unvested, then such option shares may vest in a final annual performance period covering fiscal 2014 if the Modified GAAP Operating Margin for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before our fiscal year-end for the companies in our “Performance Peer Group.”

For purposes of this performance-based stock option award, “Modified GAAP Operating Margin” with respect to a company shall mean its operating margin determined by adjusting operating margin calculated under generally accepted accounting principles (“GAAP”) to exclude the impact of (i) non-cash stock-based compensation charges recognized under FASB ASC Topic 718 and (ii) non-cash acquisition-related charges, including intangible amortization and in-process research and development charges.

Pursuant to the terms of the performance-based RSU awards made to Dr. Sehat Sutardja and Mr. Hosein in fiscal 2011, a portion of the 2011 performance-based RSUs were designated to vest based on non-GAAP operating margin as measured over two annual performance periods. In each of the annual periods, 50,000 RSUs (for Dr. Sehat Sutardja) and 2,500 RSUs (for Mr. Hosein) were designated to vest depending on actual performance as measured against the following performance objectives:

•	Fiscal 2011 non-GAAP operating margin between 23.5% and 26%, RSUs vest on a linear basis.

•	Fiscal 2012 non-GAAP operating margin between 23.5% and 26%, RSUs vest on a linear basis.

Notwithstanding the foregoing, with respect to the shares subject to the operating performance objectives described in the preceding bullets, in the event of a year-over-year decline in the aggregate revenue of a semiconductor industry peer group, then such shares shall vest subject to our non-GAAP operating margin relative to the non-GAAP operating margin for the peer group. All operating margin calculations shall exclude the impact of in-year acquisitions, to the extent known and calculable.

EPS

Mr. Hosein’s performance-based stock option award granted in connection with the commencement of his employment in fiscal 2009 vests upon our achievement of pro forma EPS equaling or exceeding 200% of the baseline EPS. Performance is measured over six one-year performance periods with the first performance period beginning with the first fiscal quarter after Mr. Hosein commenced employment. For the first five performance periods, 20% of the option shares plus any option shares that did not vest in a prior performance period will vest if our actual pro forma EPS equal or exceed 200% of the baseline. In the sixth performance period, any option shares that did not vest in a prior performance period will vest if our actual pro forma EPS equals or exceeds 200% of the baseline. Pro forma EPS are calculated by adjusting EPS calculated under generally accepted accounting principles for (i) non-cash stock-based compensation charges recognized under FASB ASC Topic 718 and (ii) non-cash acquisition-related charges, including intangible amortization and in-process research and development charges. Baseline EPS equals the pro forma EPS for the four fiscal quarters immediately preceding the fiscal quarter of Mr. Hosein’s commencement of employment, which was $1.28 per share.

The performance-based stock option awards granted in fiscal 2008 were for one grant of 226,800 shares to Dr. Sehat Sutardja and one grant of 101,000 to Dr. Pantas Sutardja. Each option granted will become vested and fully exercisable on the 10-K due date corresponding to the full fiscal year ending on or prior to January 29, 2011 in which pro forma EPS for such fiscal year exceeds 200% of pro forma EPS (or $1.06) for the 2007 fiscal year.

Strategic Plan Approval

Pursuant to the terms of the performance-based RSU award made to Mr. Hosein in fiscal 2011, 10,000 RSUs were designated to vest based on submission and approval by our board of directors of a three-year strategic plan covering fiscal 2012 through fiscal 2014.

Other

Pursuant to the terms of the performance-based RSU award made to Dr. Pantas Sutardja in fiscal 2011, 100,000 RSUs will vest subject to the achievement of performance objectives related to cumulative revenue for a specific new business area in fiscal 2011 and fiscal 2012, subject to a minimum level of revenue growth in that area over the two-year period. The determination of the achievement of this award to Dr. Pantas Sutardja was designated to be made at the end of fiscal 2012. It has been determined that it is more likely than not that these shares will not vest based on the current assessment of the performance objectives.

Actual Performance and Vesting

During fiscal 2011, we measured the financial performance associated with each named executive officer’s respective performance-based stock option awards and performance-based RSU awards, and determined the number of stock options and RSUs that vest for the fiscal 2011 performance period based on each grant.

•

In the case of the fiscal 2011 performance-based RSU award for Dr. Sehat Sutardja, the revenue and non-GAAP operating margin targets were met. Our revenue year over year grew by 29% and the non-GAAP operating margin for fiscal 2011 was 30.8%.

•

In the case of the fiscal 2011 performance-based RSU award for Clyde Hosein, the revenue, non-GAAP operating margin and strategic plan approval targets were met. Our revenue year over year grew by 29% and the non-GAAP operating margin for fiscal 2011 was 30.8%. In addition, our board of directors approved the three-year strategic plan for fiscal 2012 through fiscal 2014 as prepared by Mr. Hosein.

•

In the case of the fiscal 2009 performance-based option award for Dr. Sehat Sutardja, the Modified GAAP Operating Margin performance (30.8%) was not equal to or greater than the 60th percentile of the comparably calculated peer group operating margin for the four consecutive fiscal quarters ending before our fiscal year. As a result the tranche did not vest and will roll forward to fiscal 2012.

•

In the case of the performance-based option granted to Mr. Hosein in fiscal 2009, the target EPS per the option agreement was $1.28, and actual pro forma EPS for the four quarters ended May 1, 2010 was $1.53 per share. As a result, the performance target was met and 80,000 shares vested.

•

In the case of the performance-based option awards granted to Drs. Sehat and Pantas Sutardja in fiscal 2008, the target pro forma EPS was $1.06 and the actual pro forma EPS for the year ended January 29, 2011 was $1.64. As a result, the performance-based option awards in fiscal 2008 resulted in the vesting of all shares subject to the awards.

The table below provides detailed vesting for awards in the fiscal 2011 performance period and is shown by executive grant in the table below (prior to fiscal 2011, performance awards were granted in the form of stock options; for fiscal 2011, performance awards were granted in the form of RSUs). No performance-based awards were issued to the named executive officers in fiscal 2010.

Executive	Fiscal Year of Grant	Total Number of Performance- Based Shares (options and RSUs) Granted in Grant Year (#)	Target Number of Performance- Based Shares That Could Vest For Fiscal 2011 Performance Period (#)	Actual Number of Performance- Based Shares Vested For Fiscal 2011 Performance Period (#)
Dr. Sehat Sutardja	2011	200,000 (RSUs)	100,000	100,000
	2009	390,000 (options)	97,500	0
	2008	226,800 (options)	226,800	226,800

Mr. Clyde R. Hosein	2011	20,000 (RSUs)	15,000	15,000
	2009	200,000 (options)	80,000	80,000

Dr. Pantas Sutardja	2011	100,000 (RSUs)	0	0
	2008	101,000 (options)	101,000	101,000

Moving forward, the company expects to continue using performance-driven compensation as a major component of our named executive officers’ long-term incentive pay opportunities.

Benefits

Our named executive officers are eligible to participate in our life, health and welfare benefit programs and our tax-qualified Section 401(k) plan. They participate in these plans on the same terms and conditions as our other salaried employees. In fiscal 2011, under our Section 401(k) plan, we revised our matching contribution strategy effective February 1, 2010 to effectively double the maximum matching contribution from $1,000 per calendar year to $2,000 per calendar year for the period from the effective date to the end of the calendar year. Beginning in January 2011, the employees’ contributions are matched dollar for dollar up to a maximum of $500 for each quarter of the calendar year.

We also offer all employees, including our named executive officers, the ability to purchase our common shares at a discount under our 2000 Employee Stock Purchase Plan, as amended and restated (the “ESPP”). Employees who own more than 5% of our stock may not participate in the ESPP, so Dr. Sehat Sutardja and Dr. Pantas Sutardja are not eligible to participate in the ESPP. Except as described in the following paragraph, named executive officers did not receive any employee benefits or perquisites in fiscal 2011 other than the employee benefits and perquisites provided to all employees.

The executive compensation committee has approved a formal policy for personal use of our corporate jet. This policy permits personal use of our corporate jet only by Dr. Sehat Sutardja, as our President and Chief Executive Officer. Dr. Sehat Sutardja may use our jet for three personal round trip flights annually. Any additional personal use of our corporate jet by Dr. Sehat Sutardja requires the approval of the executive compensation committee. For purposes of the three round trip limitation, a multi-stop trip will be considered one round trip flight. Dr. Sehat Sutardja may be accompanied by his family and friends and any persons involved in a charitable interest of Dr. Sehat Sutardja or he may permit any of these people to use the jet in his place within the guidelines. During fiscal 2011, Dr. Sehat Sutardja was accompanied on a business trip by two passengers that for tax purposes were attributable to his personal use.

Employment Agreements

At this time, other than for Mr. Hosein, we do not have any employment, change-in-control, or severance agreements or arrangements with any of our named executive officers. This enables us to terminate their employment with flexibility as to the terms of any severance arrangement. We entered into an employment agreement with Mr. Hosein in fiscal 2009 as a necessary inducement for his acceptance of his position with us, including provisions for his severance and change-in-control severance benefits. The terms of the employment agreement were determined based on negotiations between our board of directors and Dr. Sehat Sutardja, who received input from the executive compensation committee. The executive compensation committee reviewed market data at the time of the negotiations to better understand the market range for the various compensation elements, but the market data was used to primarily contrast the negotiated compensation with current competitive practice. For a further description of Mr. Hosein’s employment agreement, see the section entitled “Employment Contracts and Change-in-Control Arrangements” below.

Key Fiscal 2012 Compensation Program Changes

The executive compensation committee has approved key changes to the fiscal 2012 compensation programs intended to further promote alignment of the interests of named executive officers, broader employee groups and shareholders. The executive compensation committee believes that the named executive officer compensation program should be highly performance-based and promote long-term focus, therefore the fiscal 2012 compensation programs incorporates significant performance contingent compensation elements, with particular emphasis on rewarding sustained shareholder value creation through performance-based stock option awards, as described below.

Fiscal 2012 Compensation Principles

To further support the objectives contained in our compensation philosophy, the executive compensation committee developed guiding principles during fiscal 2011 to help translate our compensation philosophy into actionable compensation decisions. The guiding principles set forth in the table below were utilized in the fiscal 2012 compensation decision-making process. In future years, the principles will be revised as needed to reflect changes in our performance level, business model and overall market conditions.

Compensation Philosophy	Fiscal 2012 Compensation Principles
Provide a market-competitive level of total compensation that reflects the individual executive’s role and ability to impact business performance.	Cash compensation levels generally aligned to market median, particularly in light of our relative size in relation to the revised peer group (see below). Total compensation levels are expected to align between the 25th percentile if stringent performance conditions are not achieved and the high end of the peer group if stringent performance conditions are achieved.
Establish an explicit link between compensation and both overall business results and individual performance.	Greater consistency of performance measures across the executive team, and between the executive team and the broader employee pool.
Promote a long-term focus for our named executive officers through incentive compensation.	Majority of total compensation opportunity delivered through long-term incentive awards. Performance metrics in annual and long-term plans are complementary, not duplicative.
Align the interests and objectives of our named executive officers and employees with furthering our growth and creating shareholder value.

Long-term incentives delivered through equity vehicles with a strong pay for performance focus. Fiscal 2012 awards are in the form of service and performance-based stock options only (i.e., no service-based RSUs). The performance-based stock options, described below, emphasize the creation of shareholder value through sustained share price growth.

Share the enterprise value created by our named executive officers and employees through distribution of equity to key employees.	Annual incentive awards under the officer plan and long-term performance awards are intended to qualify under Section 162(m).

Fiscal 2012 Peer Group Revision

In fiscal 2011, the executive compensation committee reviewed its pre-existing peer group for alignment with companies that are similar in revenue, industry segment and/or which compete with us for talent. The executive compensation committee utilized competitive market compensation data based on the practices of the revised peer group to guide fiscal 2012 pay decisions:

Peer Group for Fiscal 2012	Description

1. Revised Peer Group:

Advanced Micro Devices, Inc. (new peer)

Atheros Communications, Inc. (new peer)

Broadcom Corporation

Juniper Networks, Inc.

NetApp, Inc.

NVIDIA Corporation

QUALCOMM Incorporated

SanDisk Corporation

Texas Instruments Incorporated (new peer)

•    Consists of a mix of semiconductor companies and other similarly sized companies in the technology industry the executive compensation committee believed to be generally comparable to us in terms of revenue, including peers with revenue and earnings growth over the last several years that the executive compensation committee believed to be slightly higher than those of the market.

•    Consists of companies that the executive compensation committee recognizes are similar to us in terms of industry segment and/or which compete with us for talent.

•    The executive compensation committee believed that this peer group is useful for calibrating compensation levels, corporate performance, and appropriate performance metrics, due to the overall comparability with us in terms of size and industry relevance.

2. Peers Deleted from Prior Peer Group Altera Corporation Analog Devices Maxim Integrated Products Micron Technology Inc. Xilinx Inc.

•    The executive compensation committee believed that removal of these peers is appropriate in order to achieve a peer group that is more consistent with us in terms of size (particularly revenue), performance level, and overall business model.

Fiscal 2012 Annual Incentive Plan

The fiscal 2012 annual incentive plan for officers will base actual awards on our performance in four specific dimensions. Three of those are financial metrics (revenue, operating margin and free cash flow margin). The fourth is a “strategic” dimension. The strategic goals (two of them) incorporate critical initiatives that we believe we must drive aggressively in fiscal 2012 in order to ensure our longer-term success. The degree to which goals are achieved, and the weighting of each of the four dimensions, will ultimately determine the size of the awards that will be payable for fiscal 2012. The fiscal 2012 incentive plan is intended to qualify under Section 162(m). The target and maximum amount of awards payable for each of our named executive officers is set forth in the table below:

Executive	Fiscal 2012 Base Salary	Target Annual Incentive Opportunity	Maximum Payable under Incentive Plan
Dr. Sehat Sutardja	$800,000	$1,200,000 (150% of Base Salary)	$1,440,000 (120% of Target)
Mr. Clyde R. Hosein	$468,000	$374,400 (80% of Base Salary)	$449,280 (120% of Target)
Dr. Pantas Sutardja	$416,000	$166,400 (40% of Base Salary)	$199,680 (120% of Target)

Fiscal 2012 Long-Term Incentive Awards

Emphasis on Performance

The fiscal 2012 officer compensation packages, and particularly the performance-based stock options (described below), are designed to ensure that a substantial portion of each named executive officer’s compensation package is performance based. The decision to utilize options (both service-based and performance-based), and not service-based RSUs, is consistent with the compensation principle discussed above of delivering long-term awards through equity vehicles that focus on performance. In particular, the decision reflects a commitment to incentivizing and rewarding the increase of our market capitalization through a focus on sustained share price growth.

As with the fiscal 2012 annual incentive plan, the fiscal 2012 long-term incentive awards for the named executive officers follow the compensation principle above of greater consistency of performance measures between the executive team and the broader employee pool (in this case, vice presidents and directors). The vice presidents and directors were given their fiscal 2012 long-term incentive awards in a combination of service-based RSUs and service-based stock options. However, they were also given an opportunity to convert the RSU awards into service-based or performance-based stock options, and to convert their service-based stock options into performance-based stock options at a rate of 1-for-2, since the latter carried a challenging vesting hurdle, described below. In no event, however, could the individual vice president or director elect to receive more than 50% of their overall award in the form of performance-based stock options. The executive compensation committee decided not to extend a similar conversion choice to the named executive officers, but rather to award them the equity mix that would carry the highest permissible degree of performance contingency under the program extended to the vice presidents and directors. In that way, no vice president or director would be in more of a performance-contingent position than the named executive officers.

Description of Fiscal 2012 Equity Awards

For fiscal 2012, named executive officers received two different equity vehicles:

•	Service-based stock options that have a ten-year term and vest in equal installments over four years.

•

Performance-based stock options that have a ten-year term and vest contingent on the achievement of a stringent average stock price hurdle before April 29, 2016. If the closing price of our common shares as reported by the NASDAQ Global Select Market equals or exceeds an average of $24.70 for a period of 200 consecutive trading days prior to the 5th anniversary of the date of grant (the “Trigger Event”), then 100% of the shares subject to the option will vest on the date of the Trigger Event, subject to continued service through both the date of the Trigger Event and April 1, 2013. Each of the performance-based stock options will immediately expire if the Trigger Event does not occur prior to the 5th anniversary of the date of grant.

Each of the foregoing stock option awards were made pursuant to our Amended and Restated 1995 Stock Option Plan (the “1995 Stock Plan”) and were effective as of the close of business on April 29, 2011. The exercise price of each stock option award is equal to $15.43, the closing price of our common shares as reported on the NASDAQ Global Select Market on April 29, 2011. No RSUs were granted to the named executive officers.

The table below provides the number of shares underlying the equity awards granted on April 29, 2011:

			Number of Performance-Based Stock Options
Executive	Number of RSUs	Number of Service- Based Stock Options	If Performance Condition Is Not Achieved	If Performance Condition Is Achieved
Dr. Sehat Sutardja	0	700,000	0	1,400,000
Mr. Clyde R. Hosein	0	150,000	0	300,000
Dr. Pantas Sutardja	0	150,000	0	300,000

Compensation Positioning

The executive compensation committee intends that the market positioning of the fiscal 2012 officer compensation packages will be consistent with the compensation philosophy and compensation principles discussed above. In particular, the executive compensation committee designed the 2012 officer compensation packages to align below median of the new peer group if stringent performance conditions are not achieved and the high end of the peer group if stringent performance conditions are achieved.

The table below presents the resulting positioning of fiscal 2012 compensation for our named executive officers using two methodologies:

(i)	As a percentage of the median (50th percentile) of competitive compensation data collected for the 2012 peer group companies.

(ii)	As the percentile rank relative to competitive compensation data collected for the 2012 peer group companies.

The table demonstrates that a meaningful portion of total direct compensation will only be delivered upon vesting of the performance-based stock options and if the stock price hurdle vesting condition of the performance-based stock option award is not achieved then the total direct compensation for the named executive officers will be significantly below the median of the peer group companies. The value attributed to the stock options is equal to the grant date accounting value of the awards. The named executive officer competitive compensation positioning is relative to publicly disclosed compensation information for the 2012 peer group companies as available at the time that the executive compensation committee approved our fiscal 2012 compensation programs, and therefore reflects historical not current year compensation. For purposes of the table below, “AIP” means Annual Incentive Plan, “LTI” means Long-Term Incentive and “PBO” means Performance-Based Stock Options.

		As a percentage of the median of the 2012 peer group companies						Percentile rank relative to the 2012 peer group companies
Pay Element	Performance Assumption	Dr. Sehat Sutardja		Mr. Clyde R. Hosein		Dr. Pantas Sutardja		Dr. Sehat Sutardja		Mr. Clyde R. Hosein		Dr. Pantas Sutardja
Salary	—	97%		94%		91%		44	th	35	th	33	rd

Total Cash Compensation	Target AIP Payout	102%		82%		57%		55	th	33	rd	12	th
(Salary + AIP)	Maximum AIP Payout	114%		89%		60%		66	th	36	th	26	th

Total Direct Compensation	PBO vesting condition is not achieved (assumes target AIP payout)	62	%/55%[1]	64	%/58%[1]	59	%/53%[1]	34	th/28th1	20	th/16th1	0	th/0th1

(Salary + AIP + LTI)	PBO vesting condition is achieved (assumes target AIP payout)	134	%/112%[1]	119	%/103%[1]	119	%/101%[1]	69	th/57th1	72	nd/54th1	71	st/51st1

[1]

Various companies make different assumptions regarding the volatility input when determining the estimated grant date fair value in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model. We have in the past used historical volatility in our financial statements, which is based on the actual historical changes in our stock price over an extended period of time prior to the grant. Some companies use an implied volatility, which is based on the level of volatility assumed in the market prices of freely traded options as of the date of grant. Some companies also use a blend of historical volatility and implied volatility. For fiscal year 2012, we will use a blend of 50% historic volatility and 50% implied volatility. We believe it is useful to provide investors with what the value of stock option awards would be had we used implied volatility as an input for comparative purposes. In the “Total Direct Compensation” line items of the table above, the first of each paired numbers reflects the use of a blended volatility of 42.4% in determining the grant date fair market value of stock options granted in fiscal year 2012, while the second of each paired numbers reflects the use of an implied volatility of 33.8% in determining the grant date fair market value of such awards. In accordance with the requirements of FASB

ASC Topic 718, the performance-based stock options with a stock price hurdle were valued using a Monte-Carlo simulation model based on the assumptions underlying the Black-Scholes methodology.

Other Considerations

Equity Grant Practices

Our board of directors has adopted a policy with respect to our stock option grant practices. Our current policy covers, among other things, the following:

All stock option grants must have an exercise price per share no less than the per share fair market value of our common shares on the date of grant, as determined under the appropriate U.S. financial accounting rules and the applicable rules and regulations under the U.S. securities laws.

The executive compensation committee has the authority to make equity grants to all employees, including our executive officers. However, equity grants to executive officers must involve our board of directors. First, the executive compensation committee develops recommendations regarding the equity compensation of the named executive officers for our board of directors’ consideration. Our board of directors then reviews and recommends the equity compensation for approval (with any interested directors abstaining from voting) by the executive compensation committee. Finally, as required to comply with several regulatory requirements, the executive compensation committee approves the final recommendations of our board of directors for the equity compensation of our named executive officers.

Equity grants to newly hired employees are made monthly during regularly scheduled executive compensation committee meetings. An equity award proposal is generally prepared for the executive compensation committee’s consideration by the second month following the month of the new employees’ date of hire. These awards may only be made by the executive compensation committee and are typically based upon the recommendation of the Chief Executive Officer.

Annual focal equity grants to employees are generally made after the annual performance review process is completed and are scheduled to be made no later than the last Friday of our fiscal month in April in each calendar year, provided that such grants shall not be made during any period of time commencing with the last day of a fiscal quarter and ending with the first full trading day following our earnings release for such quarter. If focal awards have not been granted by the last Friday of the fiscal month of April, then focal awards are to be granted during an ‘open window’ as set forth in our insider trading policy. Other than with respect to annual focal equity grants, grants to named executive officers must be made during an ‘open window.’

Policy Concerning Recoupment of CEO and CFO Bonuses Following Restatements

In the event of a restatement of our financial results, where a bonus was paid to the Chief Executive Officer and/or the Chief Financial Officer based on financial results that were subject to the restatement and there is finding by a majority of the disinterested members of our board of directors at the time of the restatement that the restatement was due, in whole or in part, as determined by a majority of the disinterested members of our board of directors to the gross recklessness or intentional misconduct of either the Chief Executive Officer or Chief Financial Officer, respectively, our board of directors shall review all such bonuses for the period(s) in which the results were restated. If such bonuses would have been lower had they been calculated based on the restated results, our board of directors will, to the extent permitted under applicable law, seek to recoup for the benefit to us of all such bonuses paid to the Chief Executive Officer and/or Chief Financial Officer, as applicable. This policy shall apply in addition to any right of recoupment against the Chief Executive Officer and the Chief Financial Officer under Section 304 of the Sarbanes-Oxley Act of 2002.

Stock Ownership Guidelines

Our board of directors has established equity ownership guidelines for our executive officers and non-management directors designed to encourage long-term stock ownership and more closely link their interests with those of our other shareholders. These guidelines provide that, within a five-year period, executive officers should attain an investment position in our common shares equal to two times their respective annual base salary, and non-management directors should attain an investment position in our common shares equal to two times the amount of the basic annual retainer paid to each director for service on our board of directors. Our board of directors reviews progress against these guidelines annually and updates them as appropriate. Each of our named executive officers and each non-management director had either satisfied these ownership guidelines or had time remaining to do so as of March 31, 2011. Shares underlying vested, unexercised stock options held by an executive officer or non-management director may be used to meet a maximum of 50% of the applicable ownership requirements set forth in the equity ownership guidelines.

Policy Concerning Repricing of Incentive Stock Options

Incentive stock options granted under any stock plan may not be repriced unless prior shareholder approval is obtained (unless the repricing is necessary to correct administrative errors).

Tax Considerations

The executive compensation committee considers the potential effects of Section 162(m) on the compensation paid to our named executive officers. Section 162(m) generally disallows a tax deduction to any publicly held corporation for compensation exceeding $1 million paid in any taxable year to certain executive officers, unless the compensation is performance-based.

We have determined that, for fiscal 2011, the compensation earned by each of our named executive officers is deductible by us under Section 162(m), except for a portion of the compensation earned by Dr. Sehat Sutardja that was in excess of $1 million.

While we cannot predict how the $1 million deduction limit may impact our executive compensation program in future years, the executive compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance. While the executive compensation committee had not adopted a formal policy regarding the tax deductibility of the compensation paid to Dr. Sehat Sutardja and our other named executive officers for fiscal 2011, the executive compensation committee intends to review the tax deductibility under Section 162(m) of executive compensation. However, the executive compensation committee may, in its judgment, authorize and pay compensation that does not satisfy the requirements of this or any of the other exemptions to the $1 million deduction limit when it believes that such compensation is necessary and appropriate to attract and retain key executives. In fiscal 2011, we obtained approval for a plan intended to comply with Section 162(m) and established a fiscal 2012 incentive compensation program to qualify under Section 162(m). Going forward, compensation decisions related to non-equity bonuses will be designed to qualify under Section 162(m), with the exception of any discretionary awards that the executive compensation committee believes are necessary and appropriate to reward and retain the named executive officers.

Section 409A of the Code (“Section 409A”) imposes taxes in the event that an employee, including a named executive officer, receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A applies to certain severance arrangements and equity awards. Consequently, to assist our employees in avoiding the taxes imposed by Section 409A, we have structured our equity awards in a manner intended to either avoid the application of Section 409A or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.

Accounting Considerations

We are required to estimate and record an expense for each equity award over its vesting period. The executive compensation committee reviews the effect of the compensation expense under FASB ASC 718 for equity compensation to the named executive officers.

Other Policies

In April 2008, our board of directors amended our insider trading policy to permit Rule 10b5-1 trading plans. Currently none of our named executive officers have implemented a Rule 10b5-1 trading plan.

Compensation Committee Report

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that the company specifically incorporates the information by reference in such filing.

The executive compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the executive compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended January 29, 2011 and this proxy statement.

Respectfully submitted by the members of the executive compensation committee of our board of directors:

Dr. Juergen Gromer (Chair) Dr. Ta-lin Hsu Dr. John G. Kassakian Mr. Arturo Krueger

Summary Compensation Table for Fiscal 2011, 2010 and 2009

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Dr. Sehat Sutardja	2011	691,731	(4)	1,200,000		6,489,747		2,443,275	—	—	5,186	(5)	10,829,939
President and Chief Executive Officer	2010	657,000		985,000	(6)	—		—	—	—	574	(7)	1,642,574
	2009	88,443	(8)	—		—		1,874,256	—	—	30,600	(9)	1,993,299

Clyde R. Hosein	2011	450,000		337,500		899,592		781,848	—	—	4,810	(11)	2,473,750
Chief Financial Officer and Secretary(10)	2010	450,000		360,000	(6)	—		—	—	—	2,081	(12)	812,081
	2009	276,923		350,000		—		4,896,767	—	—	1,331	(13)	5,525,021

Dr. Pantas Sutardja	2011	400,000		180,000		446,794	(14)	488,655	—	—	2,990	(15)	1,518,439
Vice President, Chief Technology Officer and Chief Research and Development Officer	2010	400,000		160,000	(6)	—		—	—	—	38,113	(16)	598,113
	2009	53,847	(17)	—		—		312,168	—	—	1,384	(18)	367,399

(1)	The dollar value of RSUs shown represents the grant date fair value calculated on the basis of the fair market value of the underlying common shares on the grant date in accordance with FASB ASC Topic 718 and without any adjustment for estimated forfeitures. The actual value that an executive will realize on each RSU award will depend on the price per share of our common shares at the time shares underlying the RSUs are sold. There can be no assurance that the actual value realized by an executive will be at or near the grant date fair value of the RSUs awarded.
(2)	The dollar value of the options shown represents the estimated grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, with no adjustment for estimated forfeitures. For a discussion of valuation assumptions used in the calculations, see Note 9 of Notes to Consolidated Financial Statements included in Part IV, Item 8 of our Annual Report Form 10-K. The actual value, if any, that an executive may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by an executive will be at or near the value estimated by the Black-Scholes model.
(3)	Various companies make different assumptions regarding the volatility input when determining the estimated grant date fair value in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model. We have used historical volatility in our financial statements, which is based on the actual historical changes in our stock price over an extended period of time prior to the grant. Some companies use an implied volatility, which is based on the level of volatility assumed in the market prices of freely traded options as of the date of grant. Some companies also use a blend of historical volatility and implied volatility. We believe it is useful to provide investors with what the value of stock option awards would be had we used implied volatility as an input for comparative purposes. The following table presents the grant date fair value of our stock option awards in fiscal 2011 assuming an implied volatility of 35% (compared to a historical volatility of 53%), and the grant date fair value of awards granted in fiscal 2009 assuming an implied volatility of 47% for Mr. Hosein’s option grants in June 2008 and 82% for option grants made to the named executive officers in December 2008 (compared to a historical volatility of 44% for both grant dates).

Named Executive Officer	Fiscal Year	Option Awards Calculation Using Historical Volatility ($)	Option Awards Calculation Using Implied Volatility ($)	Increase (Decrease) to Total Compensation ($)
Dr. Sehat Sutardja	2011	2,443,275	1,739,397	(703,878)
Dr. Sehat Sutardja	2009	1,874,256	3,018,282	1,144,026
Clyde R. Hosein	2011	781,848	556,607	(225,241)
Clyde R. Hosein	2009	4,896,767	5,419,897	523,130
Dr. Pantas Sutardja	2011	488,655	347,879	(140,776)
Dr. Pantas Sutardja	2009	312,168	506,756	194,588

(4)	On April 12, 2010, the executive compensation committee approved an increase to Dr. Sehat Sutardja’s annual salary from $657,000 to $700,000 effective as of April 1, 2010.
(5)	This amount includes a premium for basic life insurance of 2.5 times annual salary up to $600,000 in the amount of $1,031 and incremental cost for personal use of our corporate aircraft. The total incremental cost as estimated by us for the personal use of the corporate aircraft was $4,155, including aircraft costs for fuel, fees for landing and parking and pilot expenses for food, hotels and car rental. During fiscal 2011, Dr. Sehat Sutardja was accompanied on a business trip by two passengers that were attributable for tax purposes to his personal use. For more information regarding the corporate aircraft policy, please see the Compensation Discussion and Analysis above.

(6)	The aggregate value of the bonus is payable as follows: (A) 85% in cash, and (B) 15% in restricted equity (rounded down to the nearest share), in the form of an RSU award for common shares, for services performed during fiscal 2010, based on the closing price of our common shares on April 12, 2010 ($21.14). Dr. Sehat Sutardja was granted an award of 6,989 shares, Mr. Hosein was granted an award of 2,554 shares and Dr. Pantas Sutardja was granted an award of 1,135 shares. The shares underlying each RSU award vested and were released in full on April 1, 2011.
(7)	This amount includes premium for basic life insurance of 2.5 times annual salary up to $600,000 in the amount of $574.
(8)	On December 15, 2008, the executive compensation committee approved a reinstatement of Dr. Sehat Sutardja’s salary from $1 to $657,000 effective as of December 15, 2008.
(9)	This amount includes cafeteria taxable benefit of $848, premium for basic life insurance of 2.5 times annual salary up to $600,000 of $36, and incremental cost for personal use of our corporate aircraft. The total incremental cost as estimated by us for the personal use of the corporate aircraft was $30,370, including aircraft costs for fuel, fees for landing and parking and pilot expenses for food, hotels and car rental. During fiscal 2009, Dr. Sehat Sutardja took one personal flight and another business flight for which three passengers were attributable for tax purposes to his personal use. The value of the flights attributed to Dr. Sehat Sutardja was $29,716, which was determined for each flight per the Standard Industry Fare level rate prescribed by the Code. For more information regarding the corporate aircraft policy, please see the Compensation Discussion and Analysis above.
(10)	On March 29, 2010, Mr. Hosein concluded his service as our Interim Chief Operating Officer but continues to serve as our Chief Financial Officer and Secretary.
(11)	This amount includes matching contributions to 401(k) of $2,000, opt out of medical insurance benefit of $1,292 and premium for basic life insurance of 2.5 times annual salary up to $600,000 in the amount of $1,518.
(12)	This amount includes opt out of medical insurance benefit of $1,200 and premium for basic life insurance of 2.5 times annual salary up to $600,000 in the amount of $881.
(13)	This amount includes a cafeteria taxable benefit of $770, opt out of medical insurance benefit of $378 and premium for basic life insurance of 2.5 times annual salary up to $600,000 of $183.
(14)	A performance-based RSU award was made on April 12, 2012 for 100,000 shares that was not included in the calculation consistent with the estimate of aggregate compensation cost we recognized over the service period under FASB ASC Topic 718. The grant date fair value of this award assuming that the highest level of performance conditions will be achieved is $2,114,000.
(15)	This amount includes matching contributions to 401(k) of $2,000 and premium for basic life insurance of 2.5 times annual salary up to $600,000 of $990.
(16)	This amount includes matching contribution to 401(k) of $1,000, cash out of accrued vacation of $36,539 and premium for basic life insurance of 2.5 times annual salary up to $600,000 of $574.
(17)	On December 15, 2008, the executive compensation committee approved a reinstatement of Dr. Pantas Sutardja’s salary from $1 to $400,000 effective as of December 15, 2008.
(18)	This amount includes cafeteria taxable benefit of $848, premium for basic life insurance of 2.5 times annual salary up to $600,000 of $36, and matching contribution to 401(k) of $500.

Grants of Plan-Based Awards in Fiscal 2011

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards($/sh)	Grant Date Fair Value of Stock and Option Awards($)(2)(3)
		Threshold (#)	Target(#)		Maximum(#)
Dr. Sehat Sutardja	4/12/10	—	—		—		6,989	(4)	—	—	147,747
	4/12/10	—	—		—		100,000	(5)	—	—	2,114,000
	4/12/10	—	—		—		—		250,000	21.14	2,443,275
	4/12/10	0	200,000	(6)	200,000	(6)	—		—	—	4,228,000

Clyde R. Hosein	4/12/10	—	—		—		2,554	(4)	—	—	53,992
	4/12/10	—	—		—		20,000	(5)	—	—	422,800
	4/12/10	—	—		—		—		80,000	21.14	781,848
	4/12/10	0	20,000	(7)	20,000	(7)	—		—	—	422,800

Dr. Pantas Sutardja	4/12/10	—	—		—		1,135	(4)	—	—	23,994
	4/12/10	—	—		—		20,000	(5)	—	—	422,800
	4/12/10	—	—		—		—		50,000	21.14	488,655
	4/12/10	0	100,000	(8)	100,000	(8)	—		—	—	0	(9)

(1)	Amounts shown represent options issued under our 1995 Stock Plan that will, in general, vest and become exercisable in four annual installments upon the executive officer’s completion of each year of service over a four-year service period, measured from April 1, 2010. The options have a term of 10 years from the date of grant.

(2)	The dollar value of RSUs shown represents the grant date fair value calculated on the basis of the fair market value of the underlying common shares on the grant date in accordance with FASB ASC Topic 718 and without any adjustment for estimated forfeitures. The actual value that an executive will realize on each RSU award will depend on the price per share of our common shares at the time shares underlying the RSUs are sold. There can be no assurance that the actual value realized by an executive will be at or near the grant date fair value of the RSUs awarded.
The dollar value of the options shown represents the estimated grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, with no adjustment for estimated forfeitures. For a discussion of valuation assumptions used in the calculations, see Note 9 of Notes to Consolidated Financial Statements included in Part IV, Item 8 of our Annual Report Form 10-K. The actual value, if any, that an executive may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by an executive will be at or near the value estimated by the Black-Scholes model.
(3)	Various companies make different assumptions regarding the volatility input when determining the estimated grant date fair value in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model. For additional details on the difference between the aggregate value of fiscal 2011 option awards using a historical volatility and implied volatility, see the table in note (3) to the Summary Compensation Table.
(4)	The shares underlying this RSU award vested and were released in full on April 1, 2011. This award was granted as a portion of each named executive officer’s bonus award for fiscal 2010. See note (6) to the Summary Compensation Table for more details.
(5)	Amounts shown represent an RSU award granted under our 1995 Stock Plan that will, in general, vest and be released in four annual installments upon the executive officer’s completion of each year of service over a four-year service period, measured from April 1, 2010.
(6)	An RSU award for up to 200,000 common shares, with up to 50% of such shares to vest on each of April 1 of 2011 and 2012 subject to the achievement of performance objectives described below and continued service through each vesting date. With respect to this performance-based RSU award, (i) 50,000 of such shares vested on April 1, 2011 based on the achievement of performance objectives related to growth in our revenue in fiscal 2011; (ii) up to 50,000 of such shares shall vest on April 1, 2012 subject to the achievement of performance objectives related to growth in our revenue in fiscal 2012 as compared to fiscal 2011 revenue; (iii) 50,000 of such shares vested on April 1, 2011 based on the achievement of performance objectives related to our operating margin in fiscal 2011; and (iv) up to 50,000 of such shares shall vest on April 1, 2012 subject to the achievement of performance objectives related to our operating margin in fiscal 2012. Notwithstanding the foregoing, with respect to the unvested shares subject to the performance objectives in clauses (i) through (iv) above, in the event of a year-over-year decline in the aggregate revenue as compared to a semiconductor industry peer group, then (x) such shares in clauses (i) and (ii) shall vest subject to our revenue growth rate relative to the revenue growth rate for the peer group and (y) such shares in clauses (iii) and (iv) shall vest subject to our non-GAAP operating margin relative to the non-GAAP operating margin for the peer group. All revenue growth and operating margin calculations shall exclude the impact of in-year acquisitions, to the extent known and calculable. For more information regarding the performance objectives in fiscal 2011, please see the Compensation Discussion and Analysis above.
(7)

An RSU award for up to 20,000 common shares, with up to 75% of such shares to vest on April 1, 2011 and 25% of such shares to vest on April 1, 2012 subject to the achievement of performance objectives described below and continued service through each vesting date. With respect to this performance-based RSU award, (i) 10,000 of such shares vested on April 1, 2011 upon approval of our board of directors of a 3-year strategic plan in December 2010 for which Mr. Hosein was responsible for the structure, coordination and completion; (ii) 2,500 of such shares vested on April 1, 2011 based on the achievement of performance objectives related to growth in our revenue in fiscal 2011; (iii) up to 2,500 of such shares shall vest on April 1, 2012 subject to the achievement of performance objectives related to growth in our revenue in fiscal 2012 as compared to fiscal 2011 revenue; (iv) 2,500 of such shares vested on April 1, 2011 based on the achievement of performance objectives related to our operating margin in fiscal 2011; and (v) up to 2,500 of such shares shall vest on April 1, 2012 subject to the achievement of performance objectives related to our operating margin in fiscal 2012. Notwithstanding the foregoing, with respect to the unvested shares subject to the performance objectives in clauses (ii) through (v) above, in the event of a year-over-year decline in the aggregate revenue as compared to a semiconductor industry peer group, then (x) such shares in clause (ii) shall vest subject to our revenue growth rate relative to the revenue growth rate for the peer group and (y) such shares in clause (iv) and (v) shall vest subject to our non-GAAP operating margin relative to the non-GAAP operating margin for the peer group. All revenue growth and operating margin calculations shall exclude the impact of in-year acquisitions, to the extent known and calculable. For more information regarding the performance objectives in fiscal 2011, please see the Compensation Discussion and Analysis above.

(8)	An RSU award for up to 100,000 common shares, with the number of shares to vest on April 1, 2012 subject to the achievement of performance objectives related to cumulative revenue for a specific business area in fiscal 2011 and fiscal 2012, subject to a minimum level of revenue growth over the two-year period and continued service through each vesting date.
(9)	The fair value of this performance-based RSU award has been determined to be zero, which is consistent with the estimate of aggregate compensation cost we recognize over the service period under FASB ASC Topic 718. The grant date fair value of this award assuming that the highest level of performance conditions will be achieved is $2,114,000.

Outstanding Equity Awards at Fiscal 2011 Year-End

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)		Market Value of Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Plan Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)
Dr. Sehat Sutardja	115,880	(1)	—		—		6.0025	6/6/2012	—		—		—		—
	1,000,000	(2)	—		—		10.91	12/26/2013	—		—		—		—
	292,000	(3)	—		—		34.3750	3/10/2016	—		—		—		—
	162,000	(4)	—		—		24.7950	5/25/2016	—		—		—		—
	210,520	(5)	24,480	(5)	—		14.01	12/28/2017	—		—		—		—
	—		—		226,800	(6)	14.01	12/28/2017	—		—		—		—
	97,500	(7)	—		292,500	(7)	6.84	12/18/2018	—		—		—		—
	150,000	(8)	150,000	(8)	—		6.84	12/18/2018	—		—		—		—
	—		—		—		—	—	6,989	(9)	133,909	(10)	—		—
	—		—		—		—	—	100,000	(11)	1,916,000	(10)	—		—
	—		250,000	(12)	—		21.14	4/12/2020	—		—		—		—
	—		—		—		—	—	—		—		200,000	(13)	3,832,000	(10)

Clyde R. Hosein	232,500	(14)	217,500	(14)	—		17.66	6/30/2018	—		—		—		—
	80,000	(15)	—		120,000	(15)	17.66	6/30/2018	—		—		—		—
	25,000	(8)	50,000	(8)	—		6.84	12/18/2018	—		—		—		—
	—		—		—		—	—	2,554	(9)	48,935	(10)	—		—
	—		—		—		—	—	20,000	(11)	383,200	(10)	—		—
	—		80,000	(12)	—		21.14	4/12/2020	—		—		—		—
	—		—		—		—	—	—		—		20,000	(16)	383,200	(10)

Dr. Pantas Sutardja	41,668	(1)	—		—		6.0025	6/6/2012	—		—		—		—
	2,518,332	(17)	—		—		10.91	12/26/2013	—		—		—		—
	218,000	(3)	—		—		34.3750	3/10/2016	—		—		—		—
	86,000	(5)	10,000	(5)	—		14.01	12/28/2017	—		—		—		—
	—		—		101,000	(6)	14.01	12/28/2017	—		—		—		—
	60,000	(8)	60,000	(8)	—		6.84	12/18/2018	—		—		—		—
	—		—		—		—	—	1,135	(9)	21,747	(10)	—		—
	—		—		—		—	—	20,000	(11)	383,200	(10)	—		—
	—		50,000	(12)	—		21.14	4/12/2020	—		—		—		—
	—		—		—		—	—	—		—		100,000	(18)	—	(19)

(1)	Fully vested on June 6, 2006.
(2)	These options were fully vested on August 26, 2006. On December 27, 2006, Dr. Sehat Sutardja agreed to amend the option exercise price for such options to the corrected price that would have been applicable had the grants been made using the actual measurement dates for financial accounting purposes. There was no incremental fair value to any modified option awards, computed in accordance with FASB ASC 718. On May 6, 2007, Dr. Sehat Sutardja agreed to reduce the number of shares received in his December 26, 2003 grant by 2,000,000 post-split shares.
(3)	Fully vested on January 31, 2009.

(4)	Fully vested on May 25, 2008.
(5)	This option vests as to 1/48 of the shares on each monthly anniversary of June 1, 2007 such that the option will be exercisable in full on June 1, 2011.
(6)	Pursuant to the terms of the performance-based stock option agreements with Drs. Sehat Sutardja and Pantas Sutardja, the applicable target EPS for fiscal 2011 was attained and these options were fully vested on March 30, 2011. For more information regarding the performance objectives, please see the Compensation Discussion and Analysis above.
(7)

This option is subject to the performance-based vesting in four separate and equal annual performance tranches (each a “Tranche”) of 97,500 unvested options. Each Tranche will be associated with one of four complete fiscal years, beginning with our fiscal year 2010 and ending with our fiscal year 2013. The Tranche for any fiscal year will become vested and fully exercisable as of the prescribed due date on which our Annual Report on Form 10-K is required to be filed with the SEC for the corresponding fiscal year if our “Modified GAAP Operating Margin” for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before our fiscal year for our “Performance Peer Group” (the “Performance Threshold”). If our “Modified GAAP Operating Margin” for any fiscal year performance period is less than the applicable Performance Threshold, the options for such Tranche shall not vest immediately, but shall be added to the unvested options of the following year’s Tranche. If at the end of our fiscal year 2013, any performance-based stock options remain unvested as a result of the Performance Threshold not having been achieved for our fiscal year 2013, then such shares shall become eligible to vest in a final fifth annual Tranche associated with our fiscal year 2014. If any performance shares remain unvested as a result of the Performance Threshold not having been achieved for our fiscal year 2014, the remaining unvested options shall expire. The definition of “Modified GAAP Operating Margin” and the list of companies in the “Performance Peer Group” for this performance-based stock option grant is set forth on page 34 of this proxy statement in the Compensation Discussion and Analysis above. Based on the Modified GAAP Operation Margin results for the fiscal 2011 performance period, the executive compensation committee determined that the Performance Threshold was not met in fiscal 2011 and 97,500 shares will roll forward to the fiscal 2012 performance period. For more information, please see the Compensation Discussion and Analysis above.

(8)

The option vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which is December 15, 2008, and 1/4th yearly thereafter. The option will be fully vested on December 15, 2012.

(9)	Fully vested on April 1, 2011.
(10)	The price per share of our common shares on the last trading day of fiscal 2011 was $19.16 as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal 2011).
(11)	The RSU award vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which is April 1, 2010, and 1/4th yearly thereafter.
(12)

The option vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which is April 1, 2010, and 1/4th yearly thereafter. The option will be fully vested on April 1, 2014.

(13)	For a description of the vesting applicable to this award, see note (6) to the Grant of Plan-Based Awards Table.
(14)

The option vests as to 20% of the shares on the one year anniversary of the vesting commencement date, which is June 23, 2008 and 1/60th monthly thereafter such that the option will be fully vested on June 23, 2013.

(15)	This option vests if the target EPS (the “Target EPS”) for the performance period is 200% of “Baseline EPS.” Performance is measured over six one-year performance periods with the first performance period beginning with the first fiscal quarter after Mr. Hosein commenced employment and ending on the “10-Q Due Date.” For the first five performance periods, 20% of the option shares plus any option shares that did not vest in a prior performance period will vest and, in the sixth performance period, any option shares that did not vest in a prior performance period will vest if the performance metrics are met. If at the end of the sixth and final performance period, any unvested performance-based stock options remain unvested as a result of not having met or exceeded the Target EPS during the final performance period then the remaining unvested options shall expire. “10-Q Due Date” means, with respect to a performance period, the prescribed due date on which our Quarterly Report on Form 10-Q is required to be filed with the SEC for the fiscal quarter of such performance period. “EPS” for purposes of this option grant is calculated by adjusting diluted net income per share under generally accepted accounting principles (“GAAP EPS”) for the impact of (i) non-cash stock-based compensation charges by adding to GAAP EPS non-cash stock-based compensation expense recognized under ASC 718, and (ii) non-cash charges associated with purchase accounting and other write-off related expenses by adding to GAAP EPS amortization and write-off of acquired intangible assets and other, and acquired in-process research and development. “Baseline EPS” is calculated as the cumulative EPS for the four consecutive fiscal quarters immediately preceding the fiscal quarter in which his employment with us began. The Target EPS will be proportionately adjusted by the executive compensation committee for any stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event affected subsequent to the date of grant. For more information, please see the Compensation Discussion and Analysis above.
(16)	For a description of the vesting applicable to this award, see note (7) to the Grant of Plan-Based Awards Table.
(17)	Fully vested on December 26, 2007. On December 27, 2006, Dr. Pantas Sutardja agreed to amend the option exercise price for such options to the corrected price that would have been applicable had the grants been made using the actual measurement dates for financial accounting purposes. There was no incremental fair value to any modified option awards, computed in accordance with ASC 718.
(18)	For a description of the vesting applicable to this award, see note (8) to the Grant of Plan-Based Awards Table.
(19)	The fair value of this performance-based RSU award has been determined to be zero, which is consistent with the estimate of aggregate compensation cost we recognized over the service period under FASB ASC Topic 718. The grant date fair value of this award assuming that the highest level of performance conditions will be achieved is $2,114,000.

Option Exercises and Stock Vested in Fiscal 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
Dr. Sehat Sutardja	—	—	—	—
Clyde R. Hosein	25,000	346,847	—	—
Dr. Pantas Sutardja	—	—	—	—

(1)	Based on the amount by which the market price of our common shares on the date of exercise exceeded the applicable exercise price per share of the option.

Employment Contracts and Change-in-Control Arrangements

Other than for Mr. Hosein, our Chief Financial Officer and Secretary, during fiscal 2011, we did not have any employment agreements with any of our named executive officers, nor do we have any compensatory plan or arrangement that would result in any payments to any named executive officers upon such officer’s resignation, retirement or other termination or from a change-in-control. Any of our named executive officers may resign at any time and the employment of any named executive officer may be terminated at any time by our board of directors. Upon such resignation or termination, our executive officers would be entitled to receive earned but unpaid salary and bonus and accrued but unused vacation pay.

Clyde R. Hosein

On May 29, 2008, our board of directors appointed Clyde R. Hosein as our Chief Financial Officer effective as of June 23, 2008. In connection with Mr. Hosein’s employment with us, we and Mr. Hosein entered into an employment offer letter executed on May 29, 2008. Mr. Hosein was later appointed as our Corporate Secretary effective as of September 10, 2008 and our Interim Chief Operating Officer on October 20, 2008. On March 29, 2010, Mr. Hosein concluded his service as our Interim Chief Operating Officer but continues to serve as our Chief Financial Officer and Secretary.

Mr. Hosein will be entitled to severance benefits if within 12 months of a change-in-control, we terminate his employment other than for “cause,” if Mr. Hosein terminates employment for “good reason” or if Mr. Hosein’s employment is terminated within 30 days after being removed as Chief Financial Officer of the ultimate parent corporation of the surviving entity. In the event one of the foregoing occurs, then:

•	the sign-on bonus repayment obligation, if then in effect, will be forgiven;

•	Mr. Hosein will be entitled to immediate vesting of all stock options that would have vested in the one-year period following termination; and

•	Mr. Hosein will be entitled to a lump sum payment equal to 12 months of Mr. Hosein’s then current salary and target incentive payments.

Mr. Hosein will be entitled to severance benefits if we terminate his employment without cause or if Mr. Hosein terminates his employment for good reason. In the event one of the foregoing occurs, then:

•	Mr. Hosein will be entitled to receive a lump sum payment equal to 12 months of Mr. Hosein’s then current salary and target incentive payments; and

•	Mr. Hosein will be entitled to immediate vesting of any unvested portion of the 450,000 time-based options that would have vested in the one-year period following the termination date;

provided that if Mr. Hosein terminates his employment voluntarily and not for good reason he will receive no further salary or incentive payments beyond those he would ordinarily be entitled to through the date of termination, all equity award vesting will cease on the termination date and he will forfeit all rights to any portion of any equity award that was unvested on the termination date.

“Cause” is defined as any of the following: (i) Mr. Hosein’s willful and continued failure to perform the duties and responsibilities customary of his position after he has been delivered a written demand for performance from our Chief Executive Officer, which describes the basis for his belief that he has not substantially performed his duties and provides him with 90 days to take corrective action; (ii) any act of personal and intentional dishonesty taken by him in connection with his responsibilities as our employee with the intention or reasonable expectation that such action may result in his substantial personal enrichment; (iii) Mr. Hosein’s conviction of, or plea of nolo contendere to, a felony that our board of directors reasonably believes has had or will have a material detrimental effect on our reputation or business; (iv) a breach of any fiduciary duty owed to us by him that has a material detrimental effect on our reputation or business;

(v) Mr. Hosein being found liable in any SEC or other civil or criminal securities law action or entering any cease and desist order with respect to such action (regardless of whether or not he admits or denies liability); (vi) Mr. Hosein’s (A) obstructing or impeding, (B) endeavoring to influence, obstruct or impede, or (C) failing to materially cooperate with, any investigation authorized by our board of directors or any governmental or self-regulatory entity (an “Investigation”), however, Mr. Hosein’s failure to waive attorney-client privilege relating to communications with his own attorney in connection with an Investigation will not constitute “cause”; or (vii) Mr. Hosein’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity contemplated by this letter or his loss of any governmental or self-regulatory license that is reasonably necessary for him to perform his responsibilities to us under the terms of his offer letter, if (A) the disqualification, bar or loss continues for more than 30 days, and (B) during that period we use our good faith efforts to cause the disqualification or bar to be lifted or the license replaced.

“Good Reason” is defined as any of the following: (a) the assignment to Mr. Hosein of any duties inconsistent with his position, duties, responsibilities, reporting requirement, and status with us; (b) the material diminishment of his duties, responsibilities, or authority; (c) a reduction of more than 10% in the rate of pay he was receiving, even if a similar reduction applies generally to other executive officers of the company; (d) a reduction of less than 10% in the rate of pay he was receiving, unless a similar reduction applies generally to other executive officers of us; (e) a material reduction of any benefits, perquisites, pensions, life or medical insurance or disability plans, other than a reduction that is generally applicable to other executive officers of us; or (f) any relocation of his place of employment more than 50 miles from the current location.

The receipt of any severance or other benefits will be subject to Mr. Hosein signing and not revoking a standard separation agreement and mutual release of claims.

Potential Payments in the Event of Termination at the End of our Last Fiscal Year

The following table shows the potential payments that would have been made to Mr. Hosein had (i) a termination without cause or, his resignation for good reason, occurred as of January 29, 2011, in each case unrelated to a change-in-control of the company, and (ii) within 12 months of the consummation of a change-in-control, a termination without cause or, his resignation for good reason, occurred as of January 29, 2011. On the last trading day of fiscal 2011, our closing stock price as reported on the NASDAQ Global Select Market was $19.16 per share. The numbers assume there is no unpaid salary, bonus or other amounts payable as of January 29, 2011.

	Base Salary ($)	Bonus ($)	Value of Accelerated Stock Options ($)	Forgiveness of Sign-On Bonus Repayment ($) (1)	Accrued Vacation Payout ($)	Total ($)
With change-in-control	450,000	360,000	443,000	—	48,063	1,301,064
Without change-in-control	450,000	360,000	135,000	—	48,063	993,064

(1)	Mr. Hosein has satisfied the condition requiring a two-year service period and would not be required to forfeit any portion of his sign-on bonus.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares as of April 29, 2011, except as noted otherwise, for:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding shares;

•	each of our directors and nominees for director;

•	each of our named executive officers named in the Summary Compensation Table on page 45 of this proxy statement; and

•	all directors and current executive officers as a group.

Unless otherwise indicated, the address of each of the beneficial owners is c/o Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054.

	Shares Beneficially Owned(1)
Name	Number	Percent**
FMR LLC(2)	85,315,255	14.0%
82 Devonshire Street Boston, MA 02109
T. Rowe Price Associates, Inc.(3)	38,078,932	6.2%
100 E. Pratt Street Baltimore, MD 21202
Weili Dai(4)	67,890,012	11.1%

Directors and Executive Officers:
Dr. Sehat Sutardja(5)	67,890,012	11.1%
Dr. Pantas Sutardja(6)	40,657,935	6.6%
Clyde R. Hosein(7)	422,363	*
Kuo Wei (Herbert) Chang(8)	108,000	*
Dr. Juergen Gromer(9)	74,000	*
Dr. Ta-lin Hsu(10)	16,667	*
Dr. John G. Kassakian(11)	47,334	*
Arturo Krueger(12)	136,000	*
Directors and current executive officers as a group (8 persons)(13)	109,352,311	17.7%

*	Less than one percent.
**	The percentage of beneficial ownership for the following table is based on 611,179,573 shares outstanding on April 29, 2011.
(1)	Unless otherwise indicated, to our knowledge, all persons listed have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the SEC and are not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares with respect to which the shareholder has sole or shared voting or investment power and any shares that the shareholder has a right to acquire within 60 days of April 29, 2011 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding shares, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares. Unless otherwise noted, the amounts shown are based on information furnished by the people named.
(2)

Based solely on information reported on a Schedule 13G/Amendment No. 2 filed with the SEC on February 14, 2011, by FMR LLC and Edward C. Johnson 3d, consists of 85,315,255 shares beneficially held by FMR LLC and Mr. Johnson, 6,562,132 shares for which FMR LLC possess sole voting power and 85,315,255 shares for which FMR LLC and Mr. Johnson possess sole dispositive power. Of the 85,315,255 shares, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 78,473,223 shares as a result of acting as investment advisor to various investment companies.

(3)	Based solely on information reported on a Schedule 13G/Amendment No. 5 filed with the SEC on February 14, 2011, by T. Rowe Price Associates, Inc., consists of 38,078,932 shares beneficially held by T. Rowe Price Associates, Inc., 11,820,682 shares for which it possesses sole voting power and 38,078,932 shares for which it is possesses sole dispositive power.
(4)	Consists of 175,000 shares subject to stock options held by Ms. Dai that are currently exercisable or will become exercisable within 60 days after April 29, 2011 and 2,341,680 shares subject to stock options held by Dr. Sehat Sutardja that Ms. Dai may be deemed to have beneficial ownership of and that are currently exercisable or will become exercisable within 60 days after April 29, 2011; 47,119,998 shares held jointly by Dr. Sehat Sutardja and Ms. Dai, of which Dr. Sehat Sutardja and Ms. Dai share voting and dispositive power; and 18,253,334 shares held by The Sutardja Family Partners, a California family limited partnership, of which Dr. Sehat Sutardja and Ms. Dai are the general partners and share voting and dispositive power. Dr. Sehat Sutardja and Ms. Dai are husband and wife.
(5)	Consists of 2,341,680 shares subject to stock options held by Dr. Sehat Sutardja that are currently exercisable or will become exercisable within 60 days after April 29, 2011 and 175,000 shares subject to stock options held by Ms. Dai that Dr. Sehat may be deemed to have beneficial ownership of and that are currently exercisable or will become exercisable within 60 days after April 29, 2011; 47,119,998 shares held jointly by Dr. Sehat Sutardja and Ms. Dai, of which Dr. Sehat Sutardja and Ms. Dai share voting and dispositive power; and 18,253,334 shares held by The Sutardja Family Partners, a California family limited partnership, of which Dr. Sehat Sutardja and Ms. Dai are the general partners and share voting and dispositive power. Dr. Sehat Sutardja and Ms. Dai are husband and wife.
(6)	Consists of 3,047,500 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011 and 37,610,435 shares held by the Sutardja Chuk Revocable Family Trust, of which Dr. Pantas Sutardja has shared voting and dispositive power. 2,000,000 of such shares are held in an account that could be deemed a margin account.
(7)	Consists of 395,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.
(8)	Consists of 108,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.
(9)	Consists of 74,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.
(10)	Consists of 16,667 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.
(11)	Consists of 45,334 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.
(12)	Consists of 136,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.
(13)	Consists of 6,339,181 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 29, 2011.

RELATED PARTY TRANSACTIONS

The nominating and governance committee is responsible for review, approval or ratification of “related-person transactions” between us or our subsidiaries and related persons. Under SEC rules and our written policy, a “related person” is a director, officer, nominee for director, or 5% shareholder since the beginning of the last fiscal year and their immediate family members. We have adopted written policies and procedures that apply to any transaction or series of related transactions in which Marvell or a subsidiary is a participant, the amount involved exceeds $120,000 in any calendar year and a related person has a direct or indirect material interest. Pursuant to our policy, the following transactions will not be deemed to be related person transactions requiring approval by the nominating and governance committee:

•

Employment of executive officers. Any employment by us of an executive officer of Marvell if: (a) the related compensation is required to be reported in our proxy statement under SEC compensation disclosure rules; or (b) the executive officer is not an immediate family member of another executive officer or director of our company, and the related compensation would have been reported in our proxy statement under SEC compensation disclosure rules if the executive officer was a “named executive officer,” and the executive compensation committee approved (or recommended that our board of directors approve) such compensation.

•	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under SEC compensation disclosure rules.

•

Certain transactions with other companies. Any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total annual revenues.

•

Transactions where all shareholders receive proportional benefits. Any transaction where the related person’s interest arises solely from the ownership of a class of our equity securities and all holders of that class of our equity securities received the same benefit on a pro rata basis (e.g., dividends).

•	Transactions involving competitive bids. Any transaction involving a related person where the rates or charges involved are determined by competitive bids.

•

Regulated transactions. Any transaction with a related person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

•

Certain banking-related services. Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

•	Other Transactions. Any other transaction where disclosure of such transaction would not be required pursuant to Item 404 of Regulation S-K, as may be amended from time to time.

Marvell International Ltd., a direct subsidiary (“MIL”), is party to a technology license agreement with VeriSilicon Holdings Co., Ltd. (“VeriSilicon”). MIL assumed this technology license agreement between VeriSilicon and UTStarcom, Inc. after our acquisition of the semiconductor business of UTStarcom in December 2005. MIL has subsequently entered into various addenda to this agreement for additional technology beyond the scope of the original agreement. Since the beginning of fiscal 2011, MIL entered into four addenda with VeriSilicon related to the technology license agreement. In addition, in September 2010, MIL entered into a services agreement with VeriSilicon, pursuant to which VeriSilicon has agreed to provide design support services to MIL. In connection with all of its transactions with VeriSilicon, MIL paid $2.5 million in license and support fees to VeriSilicon since the beginning of fiscal 2011. Weili Dai’s brother (and Dr. Sehat Sutardja’s brother-in-law) is the Chairman, President and Chief Executive Officer of VeriSilicon. Ms. Dai is also a shareholder of VeriSilicon. Ms. Dai is a greater than ten percent shareholder of Marvell and the Vice President and General Manager of Communications Business of Marvell Semiconductor, Inc., and Dr. Sehat Sutardja is our President and Chief Executive Officer. Dr. Sehat Sutardja and Ms. Dai are husband and wife.

In December 2009, MIL entered into a technology license agreement with Vivante Corporation (“Vivante”) that provides for the license of graphics technology and associated services. This agreement restates, expands and succeeds previous agreements between the parties for the license of multiple technologies. The total amount of the license fee for all technologies licensed was $12.0 million (paid over three years) and $1.2 million for support fees (paid over three years). In connection with all of its transactions with Vivante, MIL paid Vivante $5.3 million since the beginning of fiscal 2011. Dr. Sehat Sutardja and Ms. Dai, through their ownership and control of Estopia LLC, are indirect shareholders of Vivante. In addition, Dr. Sehat Sutardja is also a direct shareholder and Chairman of the board of directors of Vivante. Ms. Dai’s brother (and Dr. Sehat Sutardja’s brother-in-law) is the Chief Executive Officer of Vivante. Kuo Wei (Herbert) Chang, a member of our board of directors, is also an indirect shareholder of Vivante as a partner of entities who have invested in Vivante.

In April 2010, the audit committee approved a bonus for Ms. Dai with an aggregate value of $450,000, for services performed during the fiscal year ended January 30, 2010, payable as follows: (A) 85% in cash ($382,500) and (B) 15% in restricted equity (rounded down to the nearest share), in the form of an RSU award for 3,192 common shares, for services performed during the fiscal year ended January 30, 2010, with such shares to vest on April 1, 2011. The RSU award was also approved by the executive compensation committee. Also in April 2010, the audit committee approved (i) an increase in the annual base salary of Ms. Dai to $480,000 (from $450,000), and (ii) a bonus participation target for Ms. Dai equal to 80% of her base pay, and the audit committee and executive compensation committee approved the grant to Ms. Dai of (A) an option to purchase 100,000 common shares at fair market value on the date of grant and with time-based vesting, (B) an RSU award for 30,000 common shares with time-based vesting and (C) an RSU award for up to 236,518 common shares, with the number of shares to vest to be subject to the achievement of performance objectives related to growth in revenue of a specific business group in fiscal years 2011 and 2012, subject to a minimum level of such revenue growth over the two-year period. In April 2011, the audit committee approved a bonus for Ms. Dai with an aggregate value of $480,000, for services performed during the fiscal year ended January 29, 2011. Also in April 2011, the audit committee approved (i) an increase in the annual base salary of Ms. Dai to $500,000 (from 480,000), and (ii) a bonus participation target for Ms. Dai equal to 80% of her base pay, and the audit committee and executive compensation committee approved the grant to Ms. Dai of (A) an option to purchase 180,000 common shares at fair market value on the date of grant with service-based vesting and (B) an option to purchase 360,000 common shares, with vesting of the shares conditioned on the achievement of market-based price target for the Company’s common shares. The performance conditions applicable to the grant in (B) above are identical to performance conditions approved for such awards to our other vice presidents and director-level employees.

Indemnification Arrangements

We have agreed to indemnify certain current and former directors, officers and employees of us and our subsidiary Marvell Semiconductor, Inc. for reasonable costs and expenses incurred by such individuals in connection with certain civil actions and governmental investigations relating to our past stock option granting practices. Our agreement to pay reasonable fees and costs is subject to each individual’s agreement to reimburse us in the event that it is subsequently determined that the individual is not entitled to indemnification under the Bye-Laws or applicable law. In addition, we have agreed to indemnify Dr. Sehat Sutardja for reasonable fees and expenses that he may incur in challenging potential state and federal tax liabilities under Section 409A arising from his exercise of an option for our common shares.

We have also entered into a standard form of indemnification agreement with each of our named executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended January 29, 2011. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that the company specifically incorporates the information by reference in such filing.

Established on March 21, 2000, the audit committee is currently comprised of four independent directors: Dr. Gromer, its Chairman, and Dr. Hsu and Messrs. Chang and Krueger. Dr. Gromer was appointed to the audit committee and as chairman in December 2007, Mr. Chang was appointed to the audit committee in April 2008, Dr. Hsu was appointed to the audit committee in April 2010, and Mr. Krueger was appointed to the audit committee in August 2005. The purpose of the audit committee is to assist our board of directors in its general oversight of our financial reporting, internal controls and audit functions. The audit committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of our independent registered public accounting firm.

The audit committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in our financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm for the last fiscal year, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of those financial statements. As more fully explained in the audit committee’s charter, the audit committee’s responsibility is to provide oversight of and to review those processes. The audit committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The audit committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in their report on our financial statements.

The audit committee has reviewed and discussed the audited financial statements with our management. Management is responsible for maintaining adequate internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The audit committee was kept apprised of the progress of management’s assessment of our internal control over financial reporting and provided oversight to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management at meetings throughout the year. At the conclusion of the process, management provided the audit committee with a report on the effectiveness of our internal control over financial reporting. The audit committee reviewed this report of management and Item 9A, “Control and Procedures,” contained in our Annual Report on Form 10-K for the fiscal year ended January 29, 2011 filed with the SEC, as well as PricewaterhouseCoopers’ report of independent registered public accounting firm (included in our Annual Report on Form 10-K) relating to its audit of the consolidated financial statements. The audit committee has reviewed with management and PricewaterhouseCoopers (a) matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and (b) the additional analyses undertaken and procedures performed by us to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

In addition, the audit committee has reviewed and discussed the audited financial statements with PricewaterhouseCoopers, including such items as Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee has received from the independent registered public accounting firm, PricewaterhouseCoopers, the written disclosures and the letter required by the Public Company Accounting Oversight Board, and the audit committee has discussed with PricewaterhouseCoopers the independence of the independent registered public accounting firm.

After review of all discussions and all written correspondence described above, as well as such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to our board of directors that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended January 29, 2011. The audit committee re-appointed PricewaterhouseCoopers as our independent registered public accounting firm for the year ending January 28, 2012, subject to our shareholders approving such appointment at the annual general meeting of shareholders.

The Audit Committee

Dr. Juergen Gromer, Chairman

Kuo Wei (Herbert) Chang

Dr. Ta-lin Hsu

Arturo Krueger

PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our shareholders to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement beginning on page 23. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole.

The executive compensation committee oversees the development and administration of our executive compensation program, including the underlying philosophy and related policies. Our primary business objective is to create long-term value for our shareholders. To achieve this objective, the executive compensation program is intended to achieve five primary objectives:

•	Market Competitive: Provide a market-competitive level of total compensation opportunity that reflects the individual executive’s role and ability to impact business performance.

•	Performance-Based: Establish an explicit link between compensation and both overall business results and individual performance.

•	Long-Term Focused: Promote a long-term focus for our named executive officers through incentive compensation.

•	Aligned with Shareholders: Align the interests and objectives of our named executive officers and employees with furthering our growth and creating shareholder value.

•	Equity Stake: Share the enterprise value created by our named executive officers and employees through distribution of equity to key employees.

The executive compensation committee believes that both the elements and level of fiscal 2011 compensation for executive officers is consistent with the five primary objectives contained in our compensation philosophy. In particular, the committee believes that the structure and level of our fiscal 2011 compensation is linked to our business performance. Before casting your vote on this proposal, please carefully review the Compensation Discussion and Analysis to understand how our named executive officer compensation is designed.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the annual general meeting:

“RESOLVED, that Marvell’s shareholders approve, on an advisory and non-binding basis, the compensation of Marvell’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”

The say-on-pay vote is advisory, and therefore not binding on us, the executive compensation committee or our board of directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the executive compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our executive compensation committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders concerns and the executive compensation committee will evaluate whether any actions are necessary to address those concerns.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 2.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR Proposal No. 2. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 3:

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our shareholders to indicate, at least once every six years, how frequently we should seek an advisory and non-binding vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 2 of this proxy statement. By voting on this Proposal No. 3, shareholders may indicate whether they would prefer an advisory and non-binding vote on named executive officer compensation every one year, two years or three years. Shareholders may also abstain from voting.

After careful consideration, our board of directors has determined that an advisory vote on executive compensation that occurs annually is the most appropriate alternative for the company, and therefore our board of directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

We believe that an advisory say-on-pay vote should be conducted every year so that shareholders may annually express their views on the effectiveness of our executive compensation programs. We understand that our shareholders may have different views as to what is the best approach for us, and we look forward to hearing from our shareholders on this proposal.

Although the frequency vote is non-binding, the executive compensation committee and our board of directors will review the results of the vote and will consider shareholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation. Shareholders will be asked to vote on the frequency of an advisory vote on executive compensation at least once every six years.

Board Recommendation and Required Vote

Our board of directors unanimously recommends an annual vote as the frequency with which shareholders are provided an advisory and non-binding vote. The option receiving the greatest number of votes cast (every one, two or three years) will be considered the frequency selected by shareholders.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby for an annual vote as the frequency with which shareholders are provided an advisory and non-binding vote. Assuming the presence of a quorum, the vote receiving the greatest number of votes cast will be considered the frequency selected by shareholders at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 4:

REDUCTION OF OUR SHARE PREMIUM ACCOUNT BY TRANSFERRING $3.1 BILLION TO OUR CONTRIBUTED SURPLUS ACCOUNT

We are seeking shareholder approval to reduce our share premium account by transferring $3.1 billion to our contributed surplus account in order to maintain flexibility in the event our board of directors wishes to declare a dividend or make a distribution to its shareholders in the future. Under Bermuda law, the shareholders are required to approve this modification between accounts in our shareholders’ equity.

Under Bermuda law, when a company issues shares, the aggregate amount paid in par value of the issued share comprises the company’s share capital account. When shares are issued at a “premium,” that is, where the aggregate amount paid for each share exceeds the par value of the share, the amount paid in excess of the par value must be allocated to a capital account called the “share premium account.” The Companies Act requires shareholder approval prior to any reduction of our share capital or share premium accounts. Under Bermuda law, when a company has received shareholder capital that is not related to share purchases or subscription, and therefore not allocated to share capital or share premium accounts, such company must maintain a contributed surplus account where the company must allocate, among other things, such contributed sums. These “accounts” are figures we record in our books and records and do not represent cash on deposit.

The capital accounts reflected in our books and records are shown in the table below as of January 29, 2011 and pro forma, assuming this Proposal is approved by shareholders:

Account	Amount as of January 29, 2011 ($)	Pro Forma Amount Assuming Approval ($)
	(in thousands)	(in thousands)
Share Capital	1,317	1,317
Share Premium	3,173,340	73,340
Contributed Surplus	—	3,100,000

We currently have a high share premium account due to the significant difference between the US$0.002 per share par value of our common shares and the amounts paid for those shares as a result of the following:

•	Our initial public offering of common shares;

•	Exercises of our outstanding stock options;

•	Purchases made through our employee stock purchase plan; and

•	Shares issued in an acquisition.

Under Bermuda law, we may not declare or pay dividends or make distributions from our contributed surplus if there are reasonable grounds for believing either that we are, or would after the payment, be unable to pay our liabilities as they become due, or that the realizable value of our assets would thereby be less than the sum of our liabilities, our issued share capital (par value) and our share premium accounts. A high share premium account could, therefore, restrict our ability to declare and pay dividends in the future. In order to maintain flexibility for the company to pay dividends to shareholders, the board of directors has determined that it is in our best interest to reduce the share premium account by $3.1 billion to $73.3 million and allocate the $3.1 billion to our contributed surplus account. This reduction of our share premium account and allocation to our contributed surplus account requires the approval of our shareholders and publication of a statutory notice in a Bermuda newspaper to be effective.

Assuming our shareholders give the required approval, the reallocation will be effective 30 days after the date of the approval and the reallocated capital will remain part of our capital structure available for the benefit of our creditors and shareholders. Future dividends and distributions from contributed surplus may then be made by our board of directors within the limits prescribed by Bermuda law.

Any determination to pay future dividends or make a distribution of contributed surplus will be at the discretion of our board of directors and will depend on many factors, including, our results of operations, financial condition and liquidity, general business conditions, legal restrictions on the payment of dividends, including a statutory dividend test and other limitations imposed under Bermuda law, and other factors that our board of directors deems relevant.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 4.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR Proposal No. 4. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 5:

AMENDMENT AND RESTATEMENT OF THE 2007 DIRECTOR STOCK INCENTIVE PLAN

At the annual general meeting, the shareholders will be asked to approve an amendment and restatement of the 2007 Director Plan. If approved, the amendment and restatement of the 2007 Director Plan will replace the existing 2007 Director Plan. If this proposal is not approved by the shareholders, the current 2007 Director Plan will remain in effect. A summary of the proposed changes is set forth below.

Our shareholders initially approved the 2007 Director Plan at the 2007 annual general meeting of shareholders and at that time our board of directors was divided into three classes. At the time we sought approval of the 2007 Director Plan, we agreed to modify the vesting of awards of restricted stock, RSUs and/or performance units/shares granted, such that (x) these types of awards shall not be fully vested until a minimum period of 3 years from the date of grant and (y) vesting occur as to no more than 1/3 of the total shares annually. We believed this better aligned to the three year term served by each elected director.

At our 2010 annual general meeting of shareholders, our shareholders approved a proposal to declassify the board of directors effective for the 2011 annual general meeting of shareholders, which will be phased-in for current members as their current terms expire. Each director elected at and after this annual general meeting will serve a one year term and will be required to stand for reelection at each annual general meeting of the shareholders thereafter. Therefore, we are seeking to align the vesting of awards of restricted stock, RSUs and/or performance units/shares granted to the Outside Directors (as previously defined on page 15) pursuant to the 2007 Director Plan, with the term of each member of the board.

We are also seeking to amend the 2007 Director Plan to add a requirement that shareholder approval is required before certain modifications, exchanges or buyouts of outstanding Awards (as defined below) under the 2007 Director Plan may be effected.

For an additional description of these changes, see “Description of the 2007 Director Plan — Changes in the Amended and Restated 2007 Director Plan” below.

Description of the 2007 Director Plan

The following is a summary of the principal features of the 2007 Director Plan and its operation. The 2007 Director Plan was adopted by our board of directors on September 6, 2007 and approved by our shareholders at the 2007 annual general meeting. The 2007 Director Plan was most recently amended in August 2010. The summary is qualified in its entirety by reference to the 2007 Director Plan itself set forth in Annex A.

General

The 2007 Director Plan provides for the grant of the following types of awards: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) RSUs; and (v) performance units/shares. For purposes of this Proposal No. 5, each of these is referred to individually as an “Award.” Outside Directors are eligible to receive Awards under the 2007 Director Plan. Currently, we have five Outside Directors who are all eligible to participate in the 2007 Director Plan.

Changes in the Amended and Restated 2007 Director Plan

The following is a summary of the proposed changes to the 2007 Director Plan that are being submitted for shareholder approval:

•

Amend Sections 10(b), 11(c)(i) and 13(c) to remove the requirement that awards of restricted stock, RSUs and/or performance units/shares granted, (x) shall not be fully vested until a minimum period of 3 years from the date of grant and (y) vesting occur as to no more than 1/3 of the total shares annually.

In addition, Section 11(c)(ii) will be amended so that each Annual RSU Award will vest and become exercisable as to one hundred percent (100%) of the shares subject to the Annual RSU Award on the earlier of the next annual general meeting or the one-year anniversary of the Annual RSU Award grant date (or on the last day of the month, if there is no corresponding date). In the event the shareholders approve Proposal No. 5, any RSU awards that occur immediately after the 2011 annual general meeting will vest in accordance with amended Section 11(c)(ii). If this proposal is not approved then the Annual RSU Award will continue to vest in accordance with the terms of the existing 2007 Director Plan.

•

Amend Section 2(q) and Section 4 of the Director Plan to provide that the Administrator (as defined below) will no longer be able to (a) modify or amend an Award to reduce the exercise price of such Award after it has been granted; (b) cancel any Award and immediately replace it with any other Award with a lower exercise price; or (c) authorize the buyout of stock options or stock appreciation rights with exercise prices per share less than the then-current fair market value of a share, in each case, unless such action is approved by our shareholders prior to such action.

Number of Common Shares Available Under the 2007 Director Plan

Our board of directors has reserved 750,000 common shares for issuance under the 2007 Director Plan. The shares may be authorized, but unissued, or reacquired common shares. As of May 10, 2011, 294,000 shares subject to Awards have been granted under the 2007 Director Plan.

If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to performance shares, performance units, restricted stock, or RSUs, is forfeited to or repurchased by the company due to its failure to vest, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2007 Director Plan. Shares that have actually been issued under the 2007 Director Plan under any Award will not be returned to the 2007 Director Plan and will not become available for future distribution under the 2007 Director Plan; provided, however, that if shares issued pursuant to Awards are repurchased by the company or are forfeited to the company due to their failure to vest, such shares will become available for future grant under the 2007 Director Plan as described above. Shares used to pay the exercise price of an Award or used to satisfy tax withholding obligations will not become available for future grant or sale under the 2007 Director Plan. To the extent an Award is paid out in cash rather than common shares, such cash payment will not reduce the number of shares available for issuance under the 2007 Director Plan.

Administration of the 2007 Director Plan

Our board of directors, or a committee of directors or of other individuals satisfying applicable laws and appointed by the board of directors (referred in this section as the “Administrator”), will administer the 2007 Director Plan. Subject to the terms of the 2007 Director Plan, the Administrator has the sole discretion to determine the terms and conditions of Awards and to interpret the provisions of the 2007 Director Plan and outstanding Awards, and to accelerate the vesting of Awards previously granted to Outside Directors who will not stand for reelection. The Administrator may institute an exchange program, whereby Awards are exchanged for cash and/or different Awards, participants can transfer outstanding Awards to an entity selected by the Administrator or whereby the exercise price of an Award is reduced. Notwithstanding the foregoing, the Administrator may not (a) modify or amend an Award to reduce the exercise price of such Award after it has been granted; (b) cancel any Award and immediately replace it with any other Award with a lower exercise price; or (c) authorize the buyout of stock options or stock appreciation rights with exercise prices per share less than the then-current fair market value of a share, in each case, unless such action is approved by our shareholders prior to such action.

Grants of Awards Under the 2007 Director Plan

No person will have discretion to select which Outside Directors will be granted Awards under the 2007 Director Plan.

Initial Awards

Until otherwise determined by the Administrator, each person who first becomes an Outside Director following the date the 2007 Director Plan is adopted by the board of directors automatically will receive a nonstatutory stock option (the “Initial Option Award”) to purchase 50,000 shares. The Initial Option Award will be granted on the date the individual first becomes an Outside Director, whether through election by the company’s shareholders or by appointment by the board of directors to fill a vacancy. Such Outside Directors, as well as other Outside Directors designated by the board of directors as eligible to receive Awards under the 2007 Director Plan, shall be “Eligible Outside Directors.” A director who is an employee of the company (an “Inside Director”) who ceases to be an Inside Director, but remains a member of the board of directors, will not receive an Initial Option Award.

Each Initial Option Award will vest and become exercisable as to 1/3rd of the shares subject to the Initial Option Award on the one year anniversary of the date of grant and as to 1/3rd of the shares subject to the Initial Option Award on each annual anniversary thereafter, provided that the Outside Director continues to serve as an employee, director or consultant of the company through the relevant vesting date, and subject to the accelerated vesting provisions described below.

Annual Awards

Each Eligible Outside Director will be automatically granted annually an option (the “Annual Option Award”) to purchase 9,000 shares provided such Eligible Outside Director is re-elected by the shareholders at our annual general meeting. The Annual Option Award will be granted immediately following each annual general meeting of shareholders, beginning in 2011, provided that as of each such date, the Outside Director will have served on the board of directors for at least the preceding six months.

Each Annual Option Award will vest and become exercisable as to 100% of the shares subject to the Annual Option Award on the one year anniversary of the date of grant, provided that the Outside Director continues to serve as an employee, director or consultant through the relevant vesting date.

In addition, each Eligible Outside Director will be automatically granted an Annual RSU Award with an aggregate fair market value of $70,000 on the grant date, rounded down to the nearest whole number of shares. The Annual RSU Award will be granted immediately following the date of each annual general meeting of the company’s shareholders, beginning in 2011, provided that as of each such date, the Outside Director will have served on the board of directors for at least the preceding six months. Under the current terms of the 2007 Director Plan, the Annual RSU Award vests as to one-third (1/3rd) of the shares subject to the Annual RSU Award on each one-year anniversary of the vesting commencement date, which is the last day of the calendar month immediately following the date of the annual general meeting of shareholders in which the annual general meeting is held.

Stock Options

All options awarded under the 2007 Director Plan (including those granted pursuant to the Initial Option Award and the Annual Option Award), will have a per share exercise price equal to 100% of the fair market value per share of the company’s common shares on the date of grant. As of May 10, 2011, the fair market value of one of our common shares was $15.05 as reported on the NASDAQ Global Select Market. An option granted under the 2007 Director Plan will expire upon the date determined by the Administrator, provided, however, that the term of an option may not exceed 10 years.

After a termination of service with the company, the participant may generally exercise the vested portion of his or her option for a period of 90 days (or six months in the case of termination by death or disability) following such termination. In no event may an option be exercised later than the expiration of its term.

Restricted Stock

Awards of restricted stock are rights to acquire or purchase our common shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Currently, Outside Directors will not receive Awards of restricted stock under the 2007 Director Plan. The Administrator may change or add automatic Awards granted pursuant to the 2007 Director Plan to include awards of restricted stock in such amounts as the Administrator may determine in its sole discretion. Each Award of restricted stock will be evidenced by an Award agreement that will specify the vesting criteria, the number of shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Award agreement will generally grant the company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the company.

Restricted Stock Units

Awards of RSUs result in a payment to a participant only if the vesting criterion the Administrator establishes is satisfied. The Administrator may change or add automatic Awards granted pursuant to the 2007 Director Plan to include additional or different awards of RSUs in such amounts as the Administrator may determine in its sole discretion. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. The Administrator may set vesting criteria based upon the achievement of company-wide, business unit, or individual goals, including, but not limited to, continued employment or status as a service provider, or any other basis determined by the Administrator in its sole discretion. The Administrator, in its sole discretion, may pay earned RSUs in cash, shares, or a combination thereof. On the date set forth in the Award agreement, all unearned RSUs will be forfeited to the company.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of common shares between the exercise date and the date of grant. Currently, Outside Directors will not receive Awards of stock appreciation rights under the 2007 Director Plan. The Administrator may change or add automatic Awards granted pursuant to the 2007 Director Plan to include awards of stock appreciation rights in such amounts as the Administrator may determine in its sole discretion. The company can pay the appreciation in cash, shares, or combination thereof. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2007 Director Plan. The Administrator, subject to the terms of the 2007 Director Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2007 Director Plan; provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant.

Performance Units and Performance Shares

The Administrator may, in its discretion, grant performance units and performance shares entitling the participant to receive a settlement upon vesting of cash, shares, or a combination thereof. A performance unit will have an initial value that is established by the Administrator on or before the date of grant. A performance share will have an initial value equal to the fair market value of a share on the grant date. The Administrator will set performance objectives or other vesting provisions (including, continued status as a service provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of performance units/shares that will be paid out to participants.

Acceleration of Awards

If the participant’s status as an employee, director or consultant terminates as a result of the participant’s death or disability, outstanding Awards issued pursuant to the 2007 Director Plan will become fully vested as of the date of such termination.

Transferability of Awards

Awards granted under the 2007 Director Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the participant, only by the participant.

Change of Control

In the event of a change of control of the company, each outstanding Award will be treated as the Administrator determines, including, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation; provided, however, that in all cases, upon a change of control, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock, RSUs and any related dividend equivalents will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. The Administrator will not be required to treat all Awards similarly in the transaction.

Amendment and Termination of the 2007 Director Plan

The Administrator has the authority to amend, alter, suspend or terminate the 2007 Director Plan, except that shareholder approval will be required for any amendment to the 2007 Director Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the 2007 Director Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and the company. The 2007 Director Plan will terminate in 2017, unless the board of directors terminates it sooner.

Number of Awards Granted to Outside Directors

The following table sets forth the Awards that will be granted to our current Outside Directors under the 2007 Director Plan whether or not Proposal No. 5 is approved by our shareholders at the annual general meeting. Any new Outside Directors appointed to fill vacancies on our board of directors will also be granted an Initial Option Award as described above. No Awards will be granted to our Inside Directors or any of our executives for their services as a member of our board of directors.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price(1)	Number of Restricted Stock Units Granted(2)	Dollar Value of Shares of Stock Units
Kuo Wei (Herbert) Chang	9,000	$15.05	4,651	$70,000
Dr. Juergen Gromer	9,000	$15.05	4,651	$70,000
Dr. Ta-lin Hsu	9,000	$15.05	4,651	$70,000
Dr. John Kassakian	9,000	$15.05	4,651	$70,000
Arturo Krueger	9,000	$15.05	4,651	$70,000
All executive officers, as a group	—	—	—	—
All directors who are not executive officers, as a group	45,000	$15.05	23,255	$350,000
All employees who are not executive officers, as a group	—	—	—	—

(1)	Grants to Outside Directors pursuant to the 2007 Director Plan occur immediately following the 2011 annual general meeting of shareholders. The exercise price provided in the table is as of May 10, 2011 as reported on the NASDAQ Global Select Market. All options awarded under the 2007 Director Plan will have a per share exercise price equal to 100% of the fair market value per share of Marvell common shares on the date of grant, which is the closing sales price as reported on the NASDAQ Global Select Market on such date.

(2)	Based on the fair market value of Marvell common shares as of May 10, 2011 as reported on the NASDAQ Global Select Market. Actual number of shares will be determined based on the aggregate fair market value of $70,000 on the grant date, which will occur on the date of the 2011 annual general meeting of shareholders.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Marvell of Awards granted under the 2007 Director Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options

No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying common shares on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the company is subject to tax withholding by the company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

As a result of Section 409A, however, nonstatutory stock options and stock appreciation rights granted with an exercise price below the fair market value of the underlying common shares or with a deferral feature may be taxable to the recipient in the year of vesting in an amount equal to the difference between the then fair market value of the underlying stock and the exercise price of such awards and may be subject to an additional 20% tax plus penalties and interest. In addition, certain states, such as California, have adopted similar tax provisions. We strongly encourage recipients to such Awards to consult their tax, financial, or other advisor regarding the tax treatment of such Awards.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying common shares on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares

A participant generally will not have taxable income at the time an Award of restricted stock, RSUs, performance units, or performance shares are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Withholding Under the Code

The company may be required to withhold taxes in some circumstances associated with the participants’ receiving compensation. Under the 2007 Director Plan, an option or stock appreciation right will not be deemed exercised until the company receives, among other things, full payment for applicable withholding taxes.

Tax Effect for Marvell

The company generally will be entitled to a tax deduction in connection with an Award under the 2007 Director Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

Section 409A

Section 409A provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A generally also provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. In addition, certain states, such as California, have adopted similar tax provisions. The requirements of Section 409A (and the application of those requirements to Awards issued under the Plan) are not entirely clear.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND MARVELL WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2007 DIRECTOR PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 5.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR Proposal No. 5. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 6:

RE-APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX REMUNERATION

In accordance with Section 89 of the Companies Act, our shareholders have the authority to appoint our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm. At the annual general meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorize the audit committee to fix the remuneration of the auditors and independent registered public accounting firm for the fiscal year ending January 28, 2012.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR Proposal No. 6.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the re-appointment of PricewaterhouseCoopers and the authorization of the audit committee to fix its remuneration. Assuming the presence of a quorum, the required vote is the affirmative vote of at least a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome. In the event that the shareholders do not re-appoint PricewaterhouseCoopers at the annual general meeting, Bermuda law requires that the existing auditors and independent registered public accounting firm remain in office until a successor is appointed in accordance with Bermuda law and the Bye-Laws.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers have been our auditors and independent registered public accounting firm for the financial statements for each year since the year ended January 31, 1998. Representatives of PricewaterhouseCoopers are expected to be present at the annual general meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.

Fees Paid to PricewaterhouseCoopers LLP

In addition to retaining PricewaterhouseCoopers to audit the consolidated financial statements for fiscal 2011, we have retained PricewaterhouseCoopers to provide certain other professional services in fiscal 2011. The aggregate fees billed for all services by PricewaterhouseCoopers in fiscal 2011 and fiscal 2010 were as follows:

Audit Fees

The aggregate audit fees for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements was $2,833,576 and $2,912,000 for fiscal 2011 and 2010, respectively.

Audit-Related Fees

There were no audit-related fees in either of the last two fiscal years.

Tax Fees

The aggregate tax fees for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers that were related to tax advice, tax compliance and foreign tax matters was $79,515 and $202,000 for fiscal 2011 and 2010, respectively.

All Other Fees

The aggregate all other fees for each of the last two fiscal years for services and products rendered by PricewaterhouseCoopers other than those reported in the categories above was $1,800 and $9,000 for fiscal 2011 and for fiscal 2010, respectively. The nature of the other services included subscription and export control assistance.

Policy on Pre-Approval and Procedures

The engagement of PricewaterhouseCoopers for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that PricewaterhouseCoopers provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the company engages PricewaterhouseCoopers after May 6, 2003 require pre-approval by the audit committee. All audit and permitted non-audit service fees were approved by the audit committee.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS FOR

THE 2012 ANNUAL GENERAL MEETING

Under Rule 14a-8 of the Exchange Act, for a shareholder proposal to be considered for inclusion in the proxy statement for the 2012 annual general meeting of shareholders, we must have received the written proposal by such shareholder at the mailing address of our business offices set forth below, no later than January 20, 2012. Such proposals must comply with the other provisions of Rule 14a-8 and additional applicable SEC rules regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you may use the procedures set forth in the Bye-Laws to make a shareholder proposal, including director nominations, not intended to be included in our proxy statement under Rule 14a-8 so long as such proposal complies with the Bye-Laws. In accordance with Sections 12(3)(b), 12(3)(c), 12(4) and 34 of the Bye-Laws, shareholder nominations and proposals may be voted on at an annual general meeting of shareholders only if such nominations and proposals are made pursuant to written notice timely given to our Secretary and accompanied by certain information. To be timely, a shareholder’s written notice must be received by us not less than 60 nor more than 180 days prior to the date set for the annual general meeting of shareholders (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year’s annual general meeting of shareholders). To comply with the Bye-Laws, a shareholder must provide appropriate notice to us no earlier than December 31, 2011 and no later than April 29, 2012. The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by our board of directors and the Bye-Laws as then in effect. Our board of directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Bye-Laws and whether any such proposal will be acted upon at the annual general meeting of shareholders.

All shareholder proposals or nominations pursuant to this section may be sent to our Secretary at Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda.

In addition, Section 79 of the Companies Act provides that shareholders representing either (i) 5% of the total voting power of the shares eligible to vote at a general meeting of shareholders, or (ii) not less than 100 shareholders may propose any resolution which may properly be moved at the next annual general meeting of shareholders. Upon timely receipt of notice, we shall, at the expense of such shareholder(s), give our other shareholders entitled to receive notice of the next annual general meeting of shareholders notice of such proposed resolution. To be timely, the proposal requiring notice of a resolution must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate a statement in respect of any matter to come before an annual general meeting of shareholders by notice deposited at our registered office not less than one week prior to the annual general meeting of shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, our officers and directors and persons who beneficially own more than 10% of our shares are required to file with the SEC and furnish to us reports of ownership and change in ownership with respect to all our equity securities.

Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended January 29, 2011, and representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals.

OTHER MATTERS

At the time of preparation of this proxy statement, we are not aware of any other matters to be brought before the annual general meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 29, 2011, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: MARVELL SEMICONDUCTOR, INC., 5488 MARVELL LANE, SANTA CLARA, CALIFORNIA 95054, ATTN: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.MARVELL.COM.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dr. Sehat Sutardja

DR. SEHAT SUTARDJA

Chairman of the Board of Directors, President and

Chief Executive Officer

Santa Clara, California

May 19, 2011

Annex A

Amended and Restated 2007 Director Stock Incentive Plan

MARVELL TECHNOLOGY GROUP, LTD.

2007 DIRECTOR STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED EFFECTIVE AS OF APPROVAL AT THE 2011 ANNUAL GENERAL MEETING OF SHAREHOLDERS

1.        Purposes of the Plan. The purposes of this 2007 Director Stock Incentive Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

2.        Definitions. As used herein, the following definitions will apply:

(a)        “Administrator” means the Board or any of its Committees as will administer the Plan in accordance with Section 4 hereof.

(b)        “Annual General Meeting” means the Company’s annual meeting of shareholders.

(c)        “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)        “Award” individually or collectively, a grant under the Plan of Options, Performance Shares, Performance Units, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(e)        “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)        “Board” means the Board of Directors of the Company.

(g)        “Change in Control” means the occurrence of any of the following events:

(i)        Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)        The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)        The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(iv)        A change in the composition of the Board occurring within a two (2) year period, as a result of which less than a majority of the Directors are Incumbent Directors.

(h)        “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)        “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)        “Common Stock” means the common shares of the Company.

(k)        “Company” means Marvell Technology Group Ltd., a Bermuda company.

(l)        “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render services to such entity.

(m)        “Director” means a member of the Board.

(n)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)        “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor the payment of a Director’s fee by the Company will be sufficient in and of itself to constitute “employment” by the Company.

(p)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)        “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion, subject to Section 4.

(r)        “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)        If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii)        In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)        “Incumbent Director” means a Director who either (A) is a Director as of the effective date of the Plan, or (B) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

(t)        “Inside Director” means a Director who is an Employee.

(u)        “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)        “Option” means a stock option granted pursuant to the Plan. All Options granted under the Plan will be Nonstatutory Stock Options.

(x)        “Outside Director” means a Director who has not been an Employee.

(y)        “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)        “Participant” means the holder of an outstanding Award.

(aa)        “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 13.

(bb)        “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 13.

(cc)        “Plan” means this 2007 Director Stock Incentive Plan.

(dd)        “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under the Plan.

(ee)        “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to the Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ff)        “Service Provider” means an Employee, Director or Consultant.

(gg)        “Share” means a share of the Common Stock, as adjusted in accordance with Section 18 hereof.

(hh)        “Stock Appreciation Right” means an Award granted under the Plan, granted alone or in connection with an Option, that is designated as a Stock Appreciation Right.

(ii)        “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.        Stock Subject to the Plan.

(a)        Plan Pool. The maximum aggregate number of Shares which may be granted pursuant to Awards under the Plan is seven hundred-fifty thousand (750,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)        Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Performance Shares,

Performance Units, Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards are repurchased by the Company or are forfeited to the Company due to their failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the minimum statutory withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

4.        Administration. The Plan will be administered by (A) the Board or (B) a Committee, which will be constituted to satisfy Applicable Laws. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion: (i) to determine the Fair Market Value; (ii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including the ability to accelerate the vesting of awards granted to Outside Directors who will not stand for reelection; (iv) to make such other determinations and take such other actions as permitted under the Plan; (v) to determine the terms and conditions of, and to institute, any Exchange Program, subject to the following sentence; and (vi) to make all other determinations deemed necessary or advisable for administering the Plan. Notwithstanding anything herein to the contrary, the Administrator may not (a) modify or amend an Award to reduce the exercise price of such Award after it has been granted; (b) cancel any Award and immediately replace it with any other Award with a lower exercise price; or (c) authorize the buyout of Options or Stock Appreciation Rights with exercise prices per share that are greater than the then-current Fair Market Value, in each case, unless such action is approved by the Company’s shareholders prior to such action. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.        Grants of Awards under the Plan.

(a)        Procedure for Grants. All grants of Awards to Outside Directors under this Plan shall be made strictly in accordance with the following provisions:

(b)        Type of Option. If Options are granted pursuant to the Plan they will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other terms and conditions of the Plan.

(c)        Eligibility for Awards. An Outside Director is eligible for Awards under the Plan (is an “Eligible Outside Director”) if such person:

(i)        is first elected as an Outside Director on or following the date this Plan is adopted by the Board; or

(ii)        is designated by the Board of Directors as an Eligible Outsider Director.

(d)        Initial Option Award. Each person who first becomes an Outside Director on or following the date this Plan is adopted by the Board will automatically be granted an Option to purchase fifty thousand (50,000) Shares (the “Initial Option Award”) upon the later of (x) the date such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy and (y) the date that the Plan is approved by the shareholders of the Company; provided, however, that an Inside Director who ceases to be an Inside Director, but who remains a Director, will not receive an Initial Option Award.

(e)        Annual Option Award. Each Eligible Outside Director will be automatically granted an Option to purchase nine thousand (9,000) Shares (the “Annual Option Award”) immediately following each Annual General Meeting of the Company beginning in 2011, if as of such date, such Eligible Outside Director has served on the Board for at least the preceding six (6) months.

(f)        Annual RSU Award. Each Eligible Outside Director will be automatically granted such number of Shares subject to Restricted Stock Units as set forth in this Section 5(f) (the “Annual RSU Award”) immediately following each Annual General Meeting of the Company beginning in 2011, if as of such date, such Eligible Outside Director has served on the Board for at least the preceding six (6) months. The Annual RSU Award will cover a number of Shares with an aggregate Fair Market Value equal to $70,000 on the grant date; provided that such number of Shares subject to the Annual RSU Award will be rounded down to the nearest whole number of Shares.

(g)        Terms. The terms of each Award granted pursuant to the Plan will be as follows:

(i)        If the Award is an Option, the term of the Award will be ten (10) years; provided, however, that the Option may expire earlier pursuant to Section 8 hereof.

(ii)        To the extent not in conflict with the terms of this Section, the other terms and conditions of the Plan will apply to Awards granted pursuant to this Section.

(h)        Acceleration of Awards. If a Participant’s status as a Service Provider terminates as result of the Participant’s death or Disability, each outstanding Award granted to the Participant under the Plan shall be immediately vested in full as of the date of such termination.

(i)        Form and Timing of Payment. Payment of earned Performance Units or Restricted Stock Units granted under the Plan will be made as soon as practicable after the applicable vesting date. On the date set forth in the Award Agreement, all unvested Performance Units or Restricted Stock Units will be forfeited to the Company.

(j)        Amendment. The Administrator in its discretion may change and otherwise revise the terms of Awards granted under this Plan for Awards granted on or after the date the Administrator determines to make any such change or revision, including, without limitation, the allocation between types of equity Awards, the number of Shares subject to such Awards, the vesting schedule and the exercise or purchase price thereof. The Administrator will determine from time to time whether other service by Directors on committees of the Board not covered by the Plan warrants grants of Awards for such service, and will have the power and authority to modify the Plan from time to time to establish non-discretionary, automatic award grants to be made to such committee members on such terms and at such times as the Administrator will determine.

6.        Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Award or the purchase of Shares thereunder shall consist entirely of: (i) cash; (ii) check; (iii) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise or purchase price of the Shares as to which such Awards shall be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company; (iv) consideration received by the Company under a broker-assisted (or other) cashless exercise program implemented by the Company in connection with the Plan; (v) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (vi) any combination of the foregoing methods of payment.

7.        Exercise of Options or Stock Appreciation Rights. Any Option or Stock Appreciation Right granted hereunder will be exercisable as set forth in Section 5 hereof; provided, however, that no Option or Stock Appreciation Right shall be exercisable until shareholder approval of the Plan in accordance with Section 25 hereof has been obtained. An Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

An Option or Stock Appreciation Right will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option or Stock Appreciation Right is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized under the Plan and Applicable Law. Shares issued upon exercise of an Option or Stock Appreciation Right will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option or Stock Appreciation Right, notwithstanding the exercise of the Option or Stock Appreciation Right, as applicable. The Company will issue (or cause to be issued) such Shares promptly after the Option or Stock Appreciation Right, as applicable is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

Exercising an Option or Stock Appreciation Right in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option or Stock Appreciation Right, as applicable, by the number of Shares as to which the Option or Stock Appreciation Right is exercised.

8.        Termination of Status as a Service Provider.

(a)        Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than termination as a result of the Participant’s death or Disability, the Participant may exercise his or her Option or Stock Appreciation Right, as applicable, within ninety (90) days following such termination to the extent that the Option or Stock Appreciation Right, as applicable, is vested on the date of termination (but in no event later than the expiration of the term of such Award, as set forth in the Award Agreement). If on the date of termination the Participant is not vested as to his or her entire Option or Stock Appreciation Right, as applicable, the Shares covered by the unvested portion of the Award will revert to the Plan. If after termination the Participant does not exercise his or her Option or Stock Appreciation Right, as applicable, within the above-specified time period, the Award will terminate, and the Shares covered by such Award will revert to the Plan.

(b)        Death or Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, the Option or Stock Appreciation Right, as applicable, may be exercised following the Participant’s termination within six (6) months following the date of such termination to the extent that the Option or Stock Appreciation Right, as applicable, is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by the Participant or, in the case of the Participant’s death, the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Award may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Option or Stock Appreciation Right, as applicable, is not so exercised within the above-specified time period, the Option will terminate, and the Shares covered by such Award will revert to the Plan.

9.        Options.

(a)        Grant of Options. Subject to the terms and provisions of the Plan and pursuant to Section 5(j), the Administrator, may change or add automatic Awards granted pursuant to Section 5 to include different or additional Awards of Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)        Terms. The terms of each Option granted pursuant to the Plan will be as follows:

(i)        The term of an Option will be ten (10) years; provided, however, that the Option may expire earlier pursuant to Section 8 hereof.

(ii)        The per share exercise price for Shares subject to Options will be one hundred percent (100%) of the Fair Market Value on the grant date.

(iii)        Subject to Section 5(h) and Section 18, each Initial Option Award will vest and become exercisable as to one-third (1/3rd) of the Shares subject to the Option on the one-year anniversary of the date of grant (or on the last day of the month, if there is no corresponding date); as to an additional one-third (1/3rd) of the Shares subject to the Option on the second annual anniversary of the date of grant thereafter (or on the last day of the month, if there is no corresponding date); and as to an final one-third (1/3rd) of the Shares subject to the Option on the third annual anniversary of the date of grant thereafter (or on the last day of the month, if there is no corresponding date); provided that the Outside Director continues to serve as a Service Provider through each applicable vesting date.

(iv)        Subject to Section 5(h) and Section 18, each Annual Option Award will vest and become exercisable as to one hundred percent (100%) of the Shares subject to the Option on the earlier of the next Annual General Meeting or the one year anniversary of the Option grant date (or on the last day of the month, if there is no corresponding date), provided that the Outside Director continues to serve as a Service Provider through such date.

(c)        Option Agreement. Each Option will be evidenced by an Award Agreement that will specify the vesting criteria, the number of Shares covered by the Award, the applicable vesting schedule, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)        Expiration of Options. An Option granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 8 also will apply to Options.

10.        Restricted Stock.

(a)        Grant of Restricted Stock. Subject to the terms and provisions of the Plan and pursuant to Section 5(j), the Administrator, may change or add automatic Awards granted pursuant to Section 5 to include Awards of Restricted Stock in such amounts as the Administrator, in its sole discretion, will determine.

(b)        Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the vesting criteria, number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. An Award of Restricted Stock will not be fully vested until the period of restriction (“Period of Restriction”) has lapsed. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)        Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(d)        Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.

(e)        Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(f)        Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(g)        Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

11.        Restricted Stock Units.

(a)        Grant. Subject to the terms and provisions of the Plan and pursuant to Section 5(j), the Administrator, may change or add automatic Awards granted pursuant to Section 5 to include different or additional Awards of Restricted Stock Units in such amounts as the Administrator, in its sole discretion, will determine.

(b)        Restricted Stock Unit Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)        Vesting Criteria and Other Terms.

(i)        The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion.

(ii)        Each Annual RSU Award will vest and become exercisable as to one hundred percent (100%) of the Shares subject to the Annual RSU Award on the earlier of the next Annual General Meeting or the one year anniversary of the Annual RSU Award grant date (or on the last day of the month, if there is no corresponding date), provided that the Outside Director continues to serve as a Service Provider through such date.

(d)        Form and Timing of Payment. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)        Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

12.        Stock Appreciation Rights.

(a)        Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan and pursuant to Section 5(j), the Administrator, may change or add automatic Awards granted pursuant to Section 5 to include Awards of Stock Appreciation Rights.

(b)        Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)        Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be one hundred percent (100%) of the Fair Market Value on the date of grant.

(d)        Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 8 also will apply to Stock Appreciation Rights.

(e)        Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)        The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)        The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

13.        Performance Units and Performance Shares.

(a)        Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)        Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)        Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)        Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)        Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)        Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

14.        Nontransferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

15.        Awards Generally.

(a)        Limitations. Awards may be granted only to Outside Directors.

(b)        Shares. In the event that any Award granted under the Plan would cause the number of Shares subject to outstanding Awards plus the number of Shares previously issued pursuant to an Award to exceed the number of shares available for issuance under the Plan pursuant to Section 3, then the remaining Shares available for award grant will be allocated on a pro rata basis. No further grants will be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through the forfeiture of Shares issued pursuant to Awards previously granted hereunder as provided in Section 3 hereof.

16.        No Guarantee of Continued Service. The Plan shall not confer upon any Participant any rights with respect to continuation of service as a Director or other Service Provider or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

17.        Term of Plan. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 25 of the Plan. It will continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

18.        Dissolution, Merger or Asset Sale.

(a)        Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator may determine that each outstanding Option shall be exercisable as to all or any part of the Option, including Shares as to which the Option would not otherwise be exercisable, for such period as determined by the Administrator and ending immediately prior to the consummation of such proposed action. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(b)        Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; provided, however, that in all cases, upon a Change in Control the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse (so as to become one hundred percent (100%) vested), and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. The Administrator will not be required to treat all Awards similarly in the transaction.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share, Performance Unit, or Restricted Stock Unit, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

With respect to Awards that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable.

19.        Time of Granting Awards. The date of grant of an Award will, for all purposes, be the date determined in accordance with Sections 5 hereof. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

20.        Amendment and Termination of the Plan.

(a)        Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)        Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)        Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.        Conditions on Issuance of Shares.

(a)        Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)        Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained. The Company has no obligation to register any Shares issued pursuant to this Plan under the securities laws of any jurisdiction.

23.        Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

24.        Award Agreement. Awards will be evidenced by written agreements in such form as the Administrator will approve.

25.        Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

The Annual General Meeting of Shareholders of

Marvell Technology Group Ltd.

will be held at the

Hyatt Regency Hotel,

Santa Clara Convention Center,

5101 Great America Parkway,

Santa Clara, California 95054

on

Tuesday, June 28, 2011

at 5:30 p.m. Pacific time

MARVELL®

MARVELL TECHNOLOGY GROUP LTD.

CANON’S COURT

22 VICTORIA STREET

HAMILTON HM 12

BERMUDA

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M35062-P12792 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MARVELL TECHNOLOGY GROUP LTD.

AT THE ANNUAL GENERAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4, 5 AND 6, AND “1 YEAR” FOR PROPOSAL 3.

For purposes of Proposal 1 only, an “Abstain” will have the same effect as a vote “Against.” Annual General Meeting

Election of Directors For Against Abstain

1. Nominees:

1a. Kuo Wei (Herbert) Chang

1b. Dr. Juergen Gromer

1c. Arturo Krueger

2. Advisory vote on executive compensation. 1 Year 2 Years 3 Years Abstain

3. Advisory vote on frequency of advisory vote on executive compensation.

To change the address on your account, please check the box at the right and indicate your new address in the space provided on the back where indicated. Please note that changes to the registered names on the account may not be submitted via this method.

Please indicate if you plan to attend the Annual General Meeting.

Yes No

For Against Abstain

4. To approve the reduction of our share premium account by transferring US $3.1 billion to our contributed surplus account.

5. To approve an amendment and restatement of the 2007 Director Stock Incentive Plan.

6. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of the board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for the fiscal year ending January 28, 2012.

Vote on Other Matters

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting.

This Proxy is solicited on behalf of the Board of Directors of the Company. This Proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this Proxy will be voted “FOR” the election of all of the Director nominees listed in Proposal 1, “FOR” Proposal 2, “1 Year” for Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5 and “FOR” Proposal 6 at the Annual General Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF MARVELL TECHNOLOGY GROUP LTD.

JUNE 28, 2011

Please date, sign and mail this proxy card in the postage-paid return-addressed envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.marvellproxy.com.

Please detach along perforated line and mail in the envelope provided. M35063-P12792

MARVELL TECHNOLOGY GROUP LTD.

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, JUNE 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sehat Sutardja, Ph.D. and Clyde R. Hosein, and any of them, each with full power of substitution, as proxies to represent and vote as designated on the reverse side, all the common shares of Marvell Technology Group Ltd. held of record by the undersigned on Tuesday, May 10, 2011, at the Annual General Meeting of Shareholders to be held at 4:00 p.m. (local time) at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054 on Tuesday, June 28, 2011, or any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side